Exhibit 99.2

Supplemental Information

Second Quarter 2006

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Income statement
Net interest income	$17,406	$15,143	$8,630	$8,776	$7,859	$7,735	$7,637
Noninterest income	18,499	12,987	9,598	8,901	5,951	6,416	6,955
Total revenue	35,905	28,130	18,228	17,677	13,810	14,151	14,592
Provision for credit losses	2,275	1,455	1,005	1,270	1,400	1,159	875
Gains (losses) on sales of debt securities	5	984	(9)	14	71	29	325
Noninterest expense	17,641	14,076	8,717	8,924	7,320	7,285	7,019
Income tax expense	5,533	4,533	3,022	2,511	1,587	1,895	2,366
Net income	10,461	9,050	5,475	4,986	3,574	3,841	4,657
Diluted earnings per common share	2.25	2.21	1.19	1.07	0.88	0.95	1.14
Average diluted common shares issued and outstanding	4,636,959	4,081,921	4,601,169	4,666,405	4,053,859	4,054,659	4,065,355
Dividends paid per common share	$1.00	$0.90	$0.50	$0.50	$0.50	$0.50	$0.45
Performance ratios
Return on average assets	1.47%	1.47%	1.51%	1.43%	1.09%	1.18%	1.46%
Return on average common shareholders’ equity	16.34	18.44	17.26	15.44	14.21	15.09	18.93

At period end
Book value per share of common stock	$28.17	$25.16	$28.17	$28.19	$25.32	$25.28	$25.16
Market price per share of common stock:
Closing price	$48.10	$45.61	$48.10	$45.54	$46.15	$42.10	$45.61
High closing price for the period	50.47	47.08	50.47	47.08	46.99	45.98	47.08
Low closing price for the period	43.09	43.66	45.48	43.09	41.57	41.60	44.01
Market capitalization	217,794	183,202	217,794	208,633	184,586	168,950	183,202
Number of banking centers - domestic	5,779	5,880	5,779	5,786	5,873	5,844	5,880
Number of ATMs - domestic	16,984	16,687	16,984	16,716	16,785	16,714	16,687
Full-time equivalent employees	201,898	178,107	201,898	202,503	176,934	177,539	178,107

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	1

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Net interest income	$17,966	$15,534	$8,926	$9,040	$8,102	$7,933	$7,828
Total revenue	36,465	28,521	18,524	17,941	14,053	14,349	14,783
Net interest yield	2.91%	2.88%	2.85%	2.98%	2.82%	2.78%	2.80%
Efficiency ratio	48.38	49.36	47.06	49.74	52.09	50.76	47.49

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation’s use of equity (i.e. capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, and the six months ended June 30, 2006 and 2005.

Reconciliation of net income to operating earnings

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Net income	$10,461	$9,050	$5,475	$4,986	$3,574	$3,841	$4,657
Merger and restructuring charges	292	233	194	98	59	120	121
Related income tax benefit	(108)	(78)	(71)	(37)	(19)	(40)	(41)

Operating earnings	$10,645	$9,205	$5,598	$5,047	$3,614	$3,921	$4,737

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Average common shareholders’ equity	$128,981	$98,842	$127,102	$130,881	$99,677	$100,974	$98,558
Average goodwill	(66,160)	(45,363)	(66,226)	(66,094)	(45,305)	(45,297)	(45,379)

Average tangible common shareholders’ equity	$62,821	$53,479	$60,876	$64,787	$54,372	$55,677	$53,179

Operating basis

Diluted earnings per common share	$2.29	$2.25	$1.22	$1.08	$0.89	$0.97	$1.16
Return on average assets	1.49%	1.50%	1.54%	1.45%	1.10%	1.20%	1.49%
Return on average common shareholders’ equity	16.63	18.76	17.65	15.63	14.36	15.39	19.26
Return on average tangible common shareholders’ equity	34.14	34.68	36.85	31.57	26.33	27.91	35.70
Efficiency ratio	47.58	48.54	46.01	49.19	51.66	49.92	46.67

Reconciliation of net income to shareholder value added

Net income	$10,461	$9,050	$5,475	$4,986	$3,574	$3,841	$4,657
Amortization of intangibles	881	412	441	440	196	201	204
Merger and restructuring charges, net of tax benefit	184	155	123	61	40	80	80
Capital charge	(7,035)	(5,392)	(3,485)	(3,550)	(2,764)	(2,799)	(2,703)

Shareholder value added	$4,491	$4,225	$2,554	$1,937	$1,046	$1,323	$2,238

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	2

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Interest income
Interest and fees on loans and leases	$22,931	$16,374	$11,804	$11,127	$9,536	$8,933	$8,294
Interest and dividends on securities	6,135	5,329	3,121	3,014	2,815	2,793	2,796
Federal funds sold and securities purchased under agreements to resell	3,609	2,153	1,900	1,709	1,477	1,382	1,249
Trading account assets	3,175	2,608	1,627	1,548	1,585	1,550	1,426
Other interest income	1,572	939	845	727	605	547	502

Total interest income	37,422	27,403	19,297	18,125	16,018	15,205	14,267

Interest expense
Deposits	6,515	4,545	3,508	3,007	2,476	2,471	2,363
Short-term borrowings	9,151	4,570	4,842	4,309	3,855	3,190	2,582
Trading account liabilities	1,113	1,038	596	517	619	707	611
Long-term debt	3,237	2,107	1,721	1,516	1,209	1,102	1,074

Total interest expense	20,016	12,260	10,667	9,349	8,159	7,470	6,630

Net interest income	17,406	15,143	8,630	8,776	7,859	7,735	7,637

Noninterest income
Service charges	3,978	3,697	2,077	1,901	1,927	2,080	1,920
Investment and brokerage services	2,249	2,062	1,146	1,103	1,062	1,060	1,049
Mortgage banking income	226	410	89	137	215	180	189
Investment banking income	1,113	797	612	501	537	522	431
Equity investment gains	1,306	891	646	660	481	668	492
Card income	7,093	2,726	3,662	3,431	1,507	1,520	1,437
Trading account profits	1,975	907	915	1,060	299	557	222
Other income	559	1,497	451	108	(77)	(171)	1,215

Total noninterest income	18,499	12,987	9,598	8,901	5,951	6,416	6,955

Total revenue	35,905	28,130	18,228	17,677	13,810	14,151	14,592

Provision for credit losses	2,275	1,455	1,005	1,270	1,400	1,159	875

Gains (losses) on sales of debt securities	5	984	(9)	14	71	29	325

Noninterest expense
Personnel	9,293	7,372	4,480	4,813	3,845	3,837	3,671
Occupancy	1,404	1,251	703	701	699	638	615
Equipment	660	594	316	344	305	300	297
Marketing	1,126	683	551	575	265	307	346
Professional fees	451	393	233	218	283	254	216
Amortization of intangibles	881	412	441	440	196	201	204
Data processing	819	732	409	410	394	361	368
Telecommunications	448	402	228	220	219	206	196
Other general operating	2,267	2,004	1,162	1,105	1,055	1,061	985
Merger and restructuring charges	292	233	194	98	59	120	121

Total noninterest expense	17,641	14,076	8,717	8,924	7,320	7,285	7,019

Income before income taxes	15,994	13,583	8,497	7,497	5,161	5,736	7,023
Income tax expense	5,533	4,533	3,022	2,511	1,587	1,895	2,366

Net income	$10,461	$9,050	$5,475	$4,986	$3,574	$3,841	$4,657

Net income available to common shareholders	$10,452	$9,041	$5,471	$4,981	$3,570	$3,836	$4,653

Per common share information
Earnings	$2.29	$2.25	$1.21	$1.08	$0.89	$0.96	$1.16

Diluted earnings	$2.25	$2.21	$1.19	$1.07	$0.88	$0.95	$1.14

Dividends paid	$1.00	$0.90	$0.50	$0.50	$0.50	$0.50	$0.45

Average common shares issued and outstanding	4,572,013	4,019,089	4,534,627	4,609,481	3,996,024	4,000,573	4,005,356

Average diluted common shares issued and outstanding	4,636,959	4,081,921	4,601,169	4,666,405	4,053,859	4,054,659	4,065,355

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	3

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	June 30 2006	March 31 2006	June 30 2005
Assets
Cash and cash equivalents	$34,545	$32,575	$33,935
Time deposits placed and other short-term investments	14,652	11,157	9,682
Federal funds sold and securities purchased under agreements to resell	136,645	137,081	149,287
Trading account assets	134,708	117,181	126,658
Derivative assets	25,526	23,291	26,019
Securities:
Available-for-sale	235,785	237,987	233,412
Held-to-maturity, at cost	61	86	174

Total securities	235,846	238,073	233,586

Loans and leases	667,953	619,525	529,428
Allowance for loan and lease losses	(9,080)	(9,067)	(8,319)

Loans and leases, net of allowance	658,873	610,458	521,109

Premises and equipment, net	9,334	9,267	7,602
Mortgage servicing rights (includes $3,083 and $2,925 measured at fair value at June 30 and March 31, 2006)	3,231	3,070	2,365
Goodwill	66,095	66,271	45,381
Core deposit intangibles and other intangibles	10,338	10,681	3,472
Other assets	115,400	115,975	87,243

Total assets	$1,445,193	$1,375,080	$1,246,339

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$177,209	$179,358	$175,427
Interest-bearing	410,940	415,769	397,778
Deposits in foreign offices:
Noninterest-bearing	6,765	6,874	6,102
Interest-bearing	81,951	80,448	56,110

Total deposits	676,865	682,449	635,417

Federal funds purchased and securities sold under agreements to repurchase	259,108	236,919	207,710
Trading account liabilities	57,486	51,100	61,906
Derivative liabilities	18,633	15,541	15,630
Commercial paper and other short-term borrowings	136,886	99,389	93,763
Accrued expenses and other liabilities (includes $395, $395 and $383 of reserve for unfunded lending commitments)	39,318	37,078	34,940
Long-term debt	129,056	123,178	95,638

Total liabilities	1,317,352	1,245,654	1,145,004

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 1,090,189 shares	271	271	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,527,940,943; 4,581,317,964 and 4,016,703,839 shares	65,822	68,705	42,507
Retained earnings	73,393	70,204	64,154
Accumulated other comprehensive income (loss)	(10,973)	(8,981)	(5,023)
Other	(672)	(773)	(574)

Total shareholders’ equity	127,841	129,426	101,335

Total liabilities and shareholders’ equity	$1,445,193	$1,375,080	$1,246,339

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	4

Bank of America Corporation

Capital Management

(Dollars in millions)

	Second Quarter 2006(1)	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
Tier 1 capital	$84,978	$83,174	$74,375	$73,572	$69,633
Total capital	114,738	111,422	99,901	99,531	95,760
Risk-weighted assets	1,019,828	984,190	901,469	889,643	853,086
Tier 1 capital ratio	8.33%	8.45%	8.25%	8.27%	8.16%
Total capital ratio	11.25	11.32	11.08	11.19	11.23
Tangible equity ratio(2)	3.76	4.04	4.26	4.41	4.38
Tier 1 leverage ratio	6.13	6.18	5.91	5.90	5.66

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill, core deposit intangibles and other intangibles divided by total assets less goodwill, core deposit intangibles and other intangibles.

Share Repurchase Program

83.1 million common shares were repurchased in the second quarter of 2006 as a part of an ongoing share repurchase program.

182.7 million shares remain outstanding under the 2006 authorized program.

29.7 million shares were issued in the second quarter of 2006.

*Preliminary	data on risk-based capital

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	5

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Six Months Ended June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2006	2005	2006	2006	2005	2005	2005
Net Interest Income
As reported (fully taxable-equivalent basis)	$17,966	$15,534	$8,926	$9,040	$8,102	$7,933	$7,828
Impact of market-based net interest income(1)	(790)	(1,068)	(379)	(411)	(421)	(450)	(520)

Core net interest income	17,176	14,466	8,547	8,629	7,681	7,483	7,308
Impact of securitizations	3,435	261	1,710	1,725	11	52	106

Core net interest income - managed basis	$20,611	$14,727	$10,257	$10,354	$7,692	$7,535	$7,414

Average Earning Assets
As reported	$1,236,848	$1,081,908	$1,253,895	$1,219,611	$1,145,550	$1,137,629	$1,118,518
Impact of market-based earning assets	(347,108)	(312,137)	(357,549)	(336,552)	(329,299)	(335,043)	(338,530)

Core average earning assets	889,740	769,771	896,346	883,059	816,251	802,586	779,988
Impact of securitizations	96,523	10,961	96,776	96,268	6,447	7,827	10,773

Core average earning assets - managed basis	$986,263	$780,732	$993,122	$979,327	$822,698	$810,413	$790,761

Net Interest Yield Contribution
As reported (fully taxable-equivalent basis)	2.91%	2.88%	2.85%	2.98%	2.82%	2.78%	2.80%
Impact of market-based activities	0.96	0.89	0.97	0.95	0.93	0.94	0.95

Core net interest yield on earning assets	3.87	3.77	3.82	3.93	3.75	3.72	3.75
Impact of securitizations	0.32	0.01	0.31	0.32	(0.02)	(0.01)	—

Core net interest yield on earning assets - managed basis	4.19%	3.78%	4.13%	4.25	3.73%	3.71%	3.75%

(1)	Market-based Net Interest Income represents Net Interest Income from the Capital Markets and Advisory Services business within Global Corporate and Investment Banking.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	6

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2006			First Quarter 2006			Second Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$16,691	$168	4.05%	$14,347	$139	3.92%	$13,696	$113	3.31%
Federal funds sold and securities purchased under agreements to resell	179,104	1,900	4.25	174,711	1,709	3.94	185,835	1,249	2.69
Trading account assets	133,556	1,712	5.13	133,361	1,623	4.89	134,196	1,454	4.34
Securities	236,967	3,162	5.34	234,606	3,043	5.19	227,182	2,825	4.98
Loans and leases(1):
Residential mortgage	197,228	2,731	5.54	184,796	2,524	5.48	167,263	2,285	5.47
Credit card - domestic	64,980	2,168	13.38	68,169	2,180	12.97	52,474	1,481	11.32
Credit card - foreign	8,305	269	12.97	8,403	287	13.86	-	-	-
Home equity lines	67,182	1,231	7.35	64,198	1,112	7.02	54,941	799	5.83
Direct/Indirect consumer	56,715	1,057	7.46	55,025	986	7.24	43,132	612	5.69
Other consumer(2)	10,804	294	10.95	10,357	272	10.59	6,968	155	8.96

Total consumer	405,214	7,750	7.66	390,948	7,361	7.60	324,778	5,332	6.58

Commercial - domestic	148,445	2,695	7.28	144,693	2,490	6.97	123,927	1,938	6.27
Commercial real estate	36,749	680	7.41	36,676	632	6.99	33,484	477	5.72
Commercial lease financing	20,896	262	5.01	20,512	247	4.82	20,446	252	4.93
Commercial - foreign	24,345	456	7.52	23,139	427	7.48	17,780	306	6.90

Total commercial	230,435	4,093	7.12	225,020	3,796	6.83	195,637	2,973	6.09

Total loans and leases	635,649	11,843	7.47	615,968	11,157	7.32	520,415	8,305	6.40

Other earning assets	51,928	808	6.24	46,618	718	6.22	37,194	512	5.52

Total earning assets(3)	1,253,895	19,593	6.26	1,219,611	18,389	6.08	1,118,518	14,458	5.18

Cash and cash equivalents	35,070			34,857			34,731
Other assets, less allowance for loan and lease losses	167,039			161,905			124,229

Total assets	$1,456,004			$1,416,373			$1,277,478

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,681	$76	0.84%	$35,550	$76	0.87%	$38,043	$52	0.54%
NOW and money market deposit accounts	221,198	996	1.81	227,606	908	1.62	229,174	723	1.27
Consumer CDs and IRAs	141,408	1,393	3.95	135,068	1,177	3.53	127,169	1,004	3.17
Negotiable CDs, public funds and other time deposits	13,005	123	3.80	8,551	70	3.30	7,751	82	4.22

Total domestic interest-bearing deposits	411,292	2,588	2.52	406,775	2,231	2.22	402,137	1,861	1.86

Foreign interest-bearing deposits(4):
Banks located in foreign countries	32,456	489	6.05	30,116	424	5.71	25,546	294	4.61
Governments and official institutions	13,428	155	4.63	10,200	107	4.25	7,936	59	2.97
Time, savings and other	37,178	276	2.98	35,136	245	2.83	30,973	149	1.94

Total foreign interest-bearing deposits	83,062	920	4.44	75,452	776	4.17	64,455	502	3.13

Total interest-bearing deposits	494,354	3,508	2.85	482,227	3,007	2.53	466,592	2,363	2.03

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	408,734	4,842	4.75	399,896	4,309	4.37	323,916	2,582	3.20
Trading account liabilities	61,263	596	3.90	52,466	517	3.99	60,987	611	4.02
Long-term debt	125,620	1,721	5.48	117,018	1,516	5.18	96,697	1,074	4.45

Total interest-bearing liabilities(3)	1,089,971	10,667	3.92	1,051,607	9,349	3.60	948,192	6,630	2.80

Noninterest-bearing sources:
Noninterest-bearing deposits	180,442			177,594			174,001
Other liabilities	58,218			56,019			56,456
Shareholders’ equity	127,373			131,153			98,829

Total liabilities and shareholders’ equity	$1,456,004			$1,416,373			$1,277,478

Net interest spread			2.34			2.48			2.38
Impact of noninterest-bearing sources			0.51			0.50			0.42

Net interest income/yield on earning assets		$8,926	2.85%		$9,040	2.98%		$7,828	2.80%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $2,999 million and $3,012 million in the second and first quarters of 2006 and $3,212 million in the second quarter of 2005; foreign consumer of $7,798 million and $7,328 million in the second and first quarters of 2006, and $3,505 million in the second quarter of 2005; and consumer lease financing of $7 million and $17 million in the second and first quarters of 2006, and $251 million in the second quarter of 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased(decreased) interest income on the underlying assets ($54) million and $8 million in the second and first quarters of 2006, and $168 million in the second quarter of 2005. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $87 million and $136 million in the second and first quarters of 2006, and $303 million in the second quarter of 2005.
(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	7

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge Income/Expense(1)

(Dollars in millions)

	Second Quarter 2006			First Quarter 2006			Second Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$16,691	$181	4.36%	$14,347	$142	4.01%	$13,696	$114	3.33%
Federal funds sold and securities purchased under agreements to resell (2)	179,104	2,014	4.50	174,711	1,800	4.15	185,835	1,268	2.73
Trading account assets	133,556	1,712	5.13	133,361	1,623	4.89	134,196	1,454	4.34
Securities(2)	236,967	3,164	5.34	234,606	3,043	5.19	227,182	2,829	4.98
Loans and leases(3):
Residential mortgage (2)	197,228	2,731	5.54	184,796	2,524	5.48	167,263	2,268	5.43
Credit card - domestic	64,980	2,168	13.38	68,169	2,180	12.97	52,474	1,481	11.32
Credit card - foreign	8,305	269	12.97	8,403	287	13.86	—	—	—
Home equity lines	67,182	1,231	7.35	64,198	1,112	7.02	54,941	799	5.83
Direct/Indirect consumer	56,715	1,057	7.46	55,025	986	7.24	43,132	612	5.69
Other consumer (4)	10,804	294	10.95	10,357	272	10.59	6,968	155	8.96

Total consumer	405,214	7,750	7.66	390,948	7,361	7.60	324,778	5,315	6.56

Commercial - domestic (2)	148,445	2,619	7.08	144,693	2,379	6.66	123,927	1,721	5.57
Commercial real estate	36,749	680	7.41	36,676	632	6.99	33,484	477	5.72
Commercial lease financing	20,896	262	5.01	20,512	247	4.82	20,446	252	4.93
Commercial - foreign (2)	24,345	455	7.50	23,139	426	7.46	17,780	305	6.88

Total commercial	230,435	4,016	6.99	225,020	3,684	6.63	195,637	2,755	5.65

Total loans and leases	635,649	11,766	7.42	615,968	11,045	7.24	520,415	8,070	6.22

Other earning assets (2)	51,928	810	6.25	46,618	728	6.31	37,194	555	5.98

Total earning assets - excluding hedge impact	1,253,895	19,647	6.28	1,219,611	18,381	6.07	1,118,518	14,290	5.12

Net derivative income (expense) on assets		(54)			8			168

Total earning assets - including hedge impact	1,253,895	19,593	6.26	1,219,611	18,389	6.08	1,118,518	14,458	5.18

Cash and cash equivalents	35,070			34,857			34,731
Other assets, less allowance for loan and lease losses	167,039			161,905			124,229

Total assets	$1,456,004			$1,416,373			$1,277,478

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,681	$76	0.84%	$35,550	$76	0.87%	$38,043	$52	0.54%
NOW and money market deposit accounts (2)	221,198	995	1.80	227,606	906	1.61	229,174	722	1.26
Consumer CDs and IRAs (2)	141,408	1,230	3.49	135,068	1,022	3.07	127,169	786	2.48
Negotiable CDs, public funds and other time deposits (2)	13,005	121	3.74	8,551	68	3.21	7,751	63	3.22

Total domestic interest-bearing deposits	411,292	2,422	2.36	406,775	2,072	2.07	402,137	1,623	1.62

Foreign interest-bearing deposits (5):
Banks located in foreign countries (2)	32,456	476	5.88	30,116	403	5.43	25,546	270	4.24
Governments and official institutions	13,428	155	4.63	10,200	107	4.25	7,936	59	2.97
Time, savings and other	37,178	276	2.98	35,136	245	2.83	30,973	149	1.94

Total foreign interest-bearing deposits	83,062	907	4.38	75,452	755	4.06	64,455	478	2.98

Total interest-bearing deposits	494,354	3,329	2.70	482,227	2,827	2.38	466,592	2,101	1.81

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	408,734	5,021	4.93	399,896	4,375	4.43	323,916	2,479	3.07
Trading account liabilities	61,263	596	3.90	52,466	517	3.99	60,987	611	4.02
Long-term debt (2)	125,620	1,634	5.20	117,018	1,494	5.11	96,697	1,136	4.70

Total interest-bearing liabilities - excluding hedge impact	1,089,971	10,580	3.89	1,051,607	9,213	3.54	948,192	6,327	2.67

Net derivative (income) expense on liabilities		87			136			303

Total interest-bearing liabilities - including hedge impact	1,089,971	10,667	3.92	1,051,607	9,349	3.60	948,192	6,630	2.80

Noninterest-bearing sources:
Noninterest-bearing deposits	180,442			177,594			174,001
Other liabilities	58,218			56,019			56,456
Shareholders’ equity	127,373			131,153			98,829

Total liabilities and shareholders’ equity	$1,456,004			$1,416,373			$1,277,478

Net interest spread			2.39			2.53			2.45
Impact of noninterest-bearing sources			0.51			0.49			0.40

Net interest income/yield on earning assets - excluding hedge impact		$9,067	2.90		$9,168	3.02		$7,963	2.85

Net impact of derivative hedge income (expense)		(141)	(0.05)		(128)	(0.04)		(135)	(0.05)

Net interest income/yield on earning assets		$8,926	2.85%		$9,040	2.98%		$7,828	2.80%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(13) million, federal funds sold and securities purchased under agreements to resell $(114) million, securities $(2) million, commercial—domestic $76 million, commercial—foreign $1 million, and other earning assets $(2) million in the second quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $1 million, consumer CDs and IRAs $163 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $13 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(179) million and long-term debt $87 million in the second quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(3) million, federal funds sold and securities purchased under agreements to resell $(91) million, commercial—domestic $111 million, commercial—foreign $1 million, and other earning assets $(10) million in the first quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $2 million, consumer CDs and IRAs $155 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $21 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(66) million and long-term debt $22 million in the first quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $(19) million, securities $(4) million, residential mortgage $17 million, commercial—domestic $217 million, commercial—foreign $1 million and other earning assets $(43) million in the second quarter of 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $1 million, consumer CDs and IRAs $218 million, negotiable CDs, public funds and other time deposits $19 million, banks located in foreign countries $24 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $103 million and long-term debt $(62) million in the second quarter of 2005.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes consumer finance of $2,999 million and $3,012 million in the second and first quarters of 2006, and $3,212 million in the second quarter of 2005; foreign consumer of $7,798 million and $7,328 million in the second and first quarters of 2006, and $3,505 million in the second quarter of 2005; and consumer lease financing of $7 million and $17 million in the second and first quarters of 2006, and $251 million in the second quarter of 2005.
(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	8

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,525	$307	3.99%	$14,010	$214	3.09%
Federal funds sold and securities purchased under agreements to resell	176,919	3,609	4.09	166,950	2,153	2.59
Trading account assets	133,459	3,335	5.01	126,017	2,657	4.23
Securities	235,793	6,205	5.27	215,940	5,385	4.99
Loans and leases(1):
Residential mortgage	191,046	5,255	5.51	172,639	4,699	5.45
Credit card - domestic	66,566	4,348	13.17	51,895	2,854	11.09
Credit card - foreign	8,354	556	13.41	-	-	-
Home equity lines	65,698	2,343	7.19	53,219	1,491	5.65
Direct/Indirect consumer	55,875	2,043	7.35	42,380	1,184	5.63
Other consumer(2)	10,581	566	10.77	7,136	315	8.86

Total consumer	398,120	15,111	7.63	327,269	10,543	6.48

Commercial - domestic	146,580	5,185	7.13	123,865	3,892	6.34
Commercial real estate	36,713	1,312	7.20	33,252	907	5.50
Commercial lease financing	20,705	509	4.91	20,594	512	4.97
Commercial - foreign	23,745	883	7.50	17,676	564	6.44

Total commercial	227,743	7,889	6.98	195,387	5,875	6.06

Total loans and leases	625,863	23,000	7.40	522,656	16,418	6.32

Other earning assets	49,289	1,526	6.23	36,335	967	5.36

Total earning assets(3)	1,236,848	37,982	6.17	1,081,908	27,794	5.16

Cash and cash equivalents	34,964			33,065
Other assets, less allowance for loan and lease losses	164,486			124,407

Total assets	$1,436,298			$1,239,380

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,616	$152	0.86%	$37,525	$87	0.47%
NOW and money market deposit accounts	224,384	1,904	1.71	231,271	1,375	1.20
Consumer CDs and IRAs	138,256	2,570	3.75	123,101	1,969	3.23
Negotiable CDs, public funds and other time deposits	10,790	193	3.60	9,014	176	3.94

Total domestic interest-bearing deposits	409,046	4,819	2.38	400,911	3,607	1.81

Foreign interest-bearing deposits(4):
Banks located in foreign countries	31,292	913	5.88	23,824	554	4.69
Governments and official institutions	11,823	262	4.47	7,387	102	2.79
Time, savings and other	36,163	521	2.91	30,873	282	1.84

Total foreign interest-bearing deposits	79,278	1,696	4.32	62,084	938	3.05

Total interest-bearing deposits	488,324	6,515	2.69	462,995	4,545	1.98

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	404,339	9,151	4.56	300,331	4,570	3.07
Trading account liabilities	56,889	1,113	3.94	52,792	1,038	3.97
Long-term debt	121,343	3,237	5.34	96,434	2,107	4.37

Total interest-bearing liabilities(3)	1,070,895	20,016	3.76	912,552	12,260	2.71

Noninterest-bearing sources:
Noninterest-bearing deposits	179,026			171,048
Other liabilities	57,124			56,666
Shareholders’ equity	129,253			99,114

Total liabilities and shareholders’ equity	$1,436,298			$1,239,380

Net interest spread			2.41			2.45
Impact of noninterest-bearing sources			0.50			0.43

Net interest income/yield on earning assets		$17,966	2.91%		$15,534	2.88%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(2)	Includes consumer finance of $3,005 million and $3,287 million; foreign consumer of $7,564 million and $3,519 million; and consumer lease financing of $12 million and $330 million for the six months ended June 30, 2006 and 2005.
(3)	Interest income includes the impact of interest rate risk management contracts, which increased(decreased) interest income on the underlying assets ($46) million and $589 million in the six months ended June 30, 2006 and 2005. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $223 million and $807 million in the six months ended June 30, 2006 and 2005.
(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	9

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge Income/Expense(1)

(Dollars in millions)

	Six Months Ended June 30
	2006			2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments(2)	$15,525	$323	4.20%	$14,010	$215	3.10%
Federal funds sold and securities purchased under agreements to resell(2)	176,919	3,814	4.33	166,950	2,119	2.55
Trading account assets	133,459	3,335	5.01	126,017	2,657	4.23
Securities(2)	235,793	6,207	5.27	215,940	5,392	5.00
Loans and leases(3):
Residential mortgage(2)	191,046	5,255	5.51	172,639	4,677	5.43
Credit card - domestic	66,566	4,348	13.17	51,895	2,854	11.09
Credit card - foreign	8,354	556	13.41	—	—	—
Home equity lines	65,698	2,343	7.19	53,219	1,491	5.65
Direct/Indirect consumer	55,875	2,043	7.35	42,380	1,184	5.63
Other consumer(4)	10,581	566	10.77	7,136	315	8.86

Total consumer	398,120	15,111	7.63	327,269	10,521	6.46

Commercial - domestic(2)	146,580	4,998	6.87	123,865	3,259	5.31
Commercial real estate	36,713	1,312	7.20	33,252	907	5.50
Commercial lease financing	20,705	509	4.91	20,594	512	4.97
Commercial - foreign(2)	23,745	881	7.48	17,676	562	6.41

Total commercial	227,743	7,700	6.81	195,387	5,240	5.40

Total loans and leases	625,863	22,811	7.33	522,656	15,761	6.07

Other earning assets(2)	49,289	1,538	6.28	36,335	1,061	5.88

Total earning assets - excluding hedge impact	1,236,848	38,028	6.18	1,081,908	27,205	5.05

Net derivative income (expense) on assets		(46)			589

Total earning assets - including hedge impact	1,236,848	37,982	6.17	1,081,908	27,794	5.16

Cash and cash equivalents	34,964			33,065
Other assets, less allowance for loan and lease losses	164,486			124,407

Total assets	$1,436,298			$1,239,380

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,616	$152	0.86%	$37,525	$87	0.47%
NOW and money market deposit accounts(2)	224,384	1,901	1.73	231,271	1,357	1.20
Consumer CDs and IRAs(2)	138,256	2,252	3.28	123,101	1,435	2.35
Negotiable CDs, public funds and other time deposits(2)	10,790	189	3.53	9,014	128	2.87

Total domestic interest-bearing deposits	409,046	4,494	2.23	400,911	3,007	1.52

Foreign interest-bearing deposits(5):
Banks located in foreign countries(2)	31,292	879	5.66	23,824	470	3.97
Governments and official institutions	11,823	262	4.47	7,387	102	2.79
Time, savings and other	36,163	521	2.91	30,873	282	1.84

Total foreign interest-bearing deposits	79,278	1,662	4.23	62,084	854	2.77

Total interest-bearing deposits	488,324	6,156	2.55	462,995	3,861	1.69

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings(2)	404,339	9,396	4.68	300,331	4,316	2.90
Trading account liabilities	56,889	1,113	3.94	52,792	1,038	3.97
Long-term debt(2)	121,343	3,128	5.16	96,434	2,238	4.64

Total interest-bearing liabilities - excluding hedge impact	1,070,895	19,793	3.73	912,552	11,453	2.53

Net derivative (income) expense on liabilities		223			807

Total interest-bearing liabilities - including hedge impact	1,070,895	20,016	3.76	912,552	12,260	2.71

Noninterest-bearing sources:
Noninterest-bearing deposits	179,026			171,048
Other liabilities	57,124			56,666
Shareholders' equity	129,253			99,114

Total liabilities and shareholders’ equity	$1,436,298			$1,239,380

Net interest spread			2.45			2.52
Impact of noninterest-bearing sources			0.50			0.40

Net interest income/yield on earning assets - excluding hedge impact		18,235	2.95%		15,752	2.92%

Net impact of derivative hedge income/(expense)		(269)	(0.04)		(218)	(0.04)

Net interest income/yield on earning assets		$17,966	2.91%		$15,534	2.88%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(16) million, federal funds sold and securities purchased under agreements to resell $(205) million, securities $(2) million, commercial - domestic $187 million, commercial - foreign $2 million and other earning assets $(12) million for the six months ended June 30, 2006.
Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $3 million, consumer CDs and IRAs $318 million, negotiable CDs, public funds and other time deposits $4 million, banks located in foreign countries $34 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(245) million and long-term debt $109 million for the six months ended June 30, 2006.
Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $34 million, securities $(7) million, residential mortgage $22 million, commercial - domestic $633 million, commercial - foreign $2 million and other earning assets $(94) million for the six months ended June 30, 2005.
Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $18 million, consumer CDs and IRAs $534 million, negotiable CDs, public funds and other time deposits $48 million, banks located in foreign countries $84 million, federal funds purchased, securities sold under agreements to repurchase and other short term borrowings $254 million and long-term debt $(131) million for the six months ended June 30, 2005.
(4)	Includes consumer finance of $3,005 million and $3,287 million; foreign consumer of $7,564 million and $3,519 million; and consumer lease financing of $12 million and $330 million for the six months ended June 30, 2006 and 2005.
(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	10

Bank of America Corporation

Business Segment View

*Fully	taxable-equivalent basis
11

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results(1)

(Dollars in millions; except as noted)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Net interest income(2)	$10,577	$8,317	$5,199	$5,378	$4,343	$4,238	$4,095
Noninterest income
Service charges	2,539	2,348	1,349	1,190	1,261	1,386	1,244
Mortgage banking income	415	511	210	205	271	230	237
Card income	6,721	2,416	3,462	3,259	1,325	1,344	1,272
All other income	399	170	259	140	95	68	55

Total noninterest income	10,074	5,445	5,280	4,794	2,952	3,028	2,808

Total revenue(2)	20,651	13,762	10,479	10,172	7,295	7,266	6,903

Provision for credit losses	2,276	1,866	1,029	1,247	1,299	1,107	1,155
Gains (losses) on sales of debt securities	(1)	(1)	—	(1)	(1)	(1)	—
Noninterest expense	9,227	6,584	4,546	4,681	3,286	3,255	3,347

Income before income taxes	9,147	5,311	4,904	4,243	2,709	2,903	2,401
Income tax expense	3,372	1,895	1,799	1,573	965	1,061	867

Net income	$5,775	$3,416	$3,105	$2,670	$1,744	$1,842	$1,534

Shareholder value added	$3,023	$2,120	$1,750	$1,273	$1,004	$1,177	$876
Net interest yield(2)	7.27%	5.61%	7.09%	7.45%	5.78%	5.61%	5.54%
Return on average equity	18.10	23.81	19.69	16.55	21.99	25.23	21.17
Efficiency ratio(2)	44.68	47.84	43.37	46.03	45.03	44.80	48.47

Balance Sheet
Average
Total loans and leases	$187,108	$140,508	$187,607	$186,604	$149,251	$145,726	$141,353
Total earning assets (3)	293,387	298,977	293,945	292,823	297,894	299,770	296,662
Total assets (3)	356,329	326,298	356,564	356,092	325,511	326,869	323,021
Total deposits	332,144	303,582	333,999	330,269	306,616	310,530	306,521
Common equity/Allocated equity	64,333	28,935	63,243	65,435	31,464	28,968	29,078

Period End
Total loans and leases	$189,214	$143,085	$189,214	$183,836	$151,657	$147,714	$143,085
Total earning assets (3)	291,965	299,409	291,965	301,936	302,619	299,378	299,409
Total assets (3)	357,349	324,705	357,349	364,486	331,259	326,926	324,705
Total deposits	336,841	307,388	336,841	340,463	306,101	313,059	307,388

Period End (in billions)
Mortgage servicing portfolio	$313.0	$280.1	$313.0	$302.4	$296.8	$288.5	$280.1

(1)	Global Consumer and Small Business Banking has four primary businesses: Deposits, Card Services, Mortgage, and Home Equity. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g. insurance).
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include excess earning asset allocations.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	12

Bank of America Corporation

Global Consumer and Small Business Banking Business Results – Purchase View

(Dollars in millions)
	Three Months Ended June 30, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income(3)	$5,199	$2,465	$2,155	$149	$343	$87
Noninterest income
Service charges	1,349	1,349	—	—	—	—
Mortgage banking income	210	—	—	187	23	—
Card income	3,462	474	2,988	—	—	—
All other income	259	—	323	8	—	(72)

Total noninterest income	5,280	1,823	3,311	195	23	(72)

Total revenue(3)	10,479	4,288	5,466	344	366	15

Provision for credit losses	1,029	30	956	5	10	28
Noninterest expense	4,546	2,162	1,906	235	154	89

Income before income taxes	4,904	2,096	2,604	104	202	(102)
Income tax expense	1,799	769	955	38	74	(37)

Net income	$3,105	$1,327	$1,649	$66	$128	$(65)

Shareholder value added	$1,750	$996	$701	$15	$90	$(52)
Net interest yield(3)	7.09%	2.94%	8.99%	1.78%	2.50%	n/m
Return on average equity	19.69	34.91	14.62	14.41	36.59	n/m
Efficiency ratio(3)	43.37	50.42	34.87	68.38	41.90	n/m
Period end - total assets(4)	$357,349	$352,058	$137,517	$36,598	$56,713	n/m

	Three Months Ended June 30, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income(3)	$4,095	$2,050	$1,209	$188	$321	$327
Noninterest income
Service charges	1,244	1,244	—	—	—	—
Mortgage banking income	237	—	—	217	20	—
Card income	1,272	394	878	—	—	—
All other income	55	—	(6)	6	—	55

Total noninterest income	2,808	1,638	872	223	20	55

Total revenue(3)	6,903	3,688	2,081	411	341	382

Provision for credit losses	1,155	19	1,099	2	10	25
Noninterest expense	3,347	2,069	768	257	161	92

Income before income taxes	2,401	1,600	214	152	170	265
Income tax expense	867	578	77	55	62	95

Net income	$1,534	$1,022	$137	$97	$108	$170

Shareholder value added	$876	$696	$(112)	$53	$79	$160
Net interest yield(3)	5.54%	2.66%	8.89%	2.03%	2.76%	n/m
Return on average equity	21.17	27.42	4.97	24.00	39.44	n/m
Efficiency ratio(3)	48.47	56.11	36.89	62.58	47.21	n/m
Period end - total assets(4)	$324,705	$322,295	$60,605	$42,847	$47,934	n/m

(1)	Reflects Premier Banking and Investments migration which decreased average deposits $49.3 billion and $39.1 billion for the three months ended June 30, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	13

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - Purchase View

(Dollars in millions)

	Six Months Ended June 30, 2006
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income(3)	$10,577	$4,816	$4,344	$295	$678	$444
Noninterest income
Service charges	2,539	2,539	—	—	—	—
Mortgage banking income	415	—	—	375	40	—
Card income	6,721	905	5,816	—	—	—
All other income	399	—	572	21	—	(194)

Total noninterest income	10,074	3,444	6,388	396	40	(194)

Total revenue(3)	20,651	8,260	10,732	691	718	250

Provision for credit losses	2,276	58	2,110	9	20	79
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	9,227	4,363	3,917	463	307	177

Income before income taxes	9,147	3,839	4,705	219	391	(7)
Income tax expense	3,372	1,415	1,734	81	144	(2)

Net income	$5,775	$2,424	$2,971	$138	$247	$(5)

Shareholder value added	$3,023	$1,774	$1,102	$37	$176	$(66)
Net interest yield(3)	7.27%	2.90%	9.03%	1.76%	2.53%	n/m
Return on average equity	18.10	32.39	13.33	14.88	38.43	n/m
Efficiency ratio(3)	44.68	52.82	36.50	67.05	42.77	n/m
Period end - total assets (4)	$357,349	$352,058	$137,517	$36,598	$56,713	n/m

	Six Months Ended June 30, 2005
	Total	Deposits (1)	Card Services (2)	Mortgage	Home Equity	ALM/ Other
Net interest income(3)	$8,317	$4,020	$2,365	$380	$625	$927
Noninterest income
Service charges	2,348	2,348	—	—	—	—
Mortgage banking income	511	—	—	472	39	—
Card income	2,416	736	1,680	—	—	—
All other income	170	—	47	9	—	114

Total noninterest income	5,445	3,084	1,727	481	39	114

Total revenue(3)	13,762	7,104	4,092	861	664	1,041

Provision for credit losses	1,866	12	1,798	7	18	31
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	6,584	4,000	1,525	533	343	183

Income before income taxes	5,311	3,092	769	321	303	826
Income tax expense	1,895	1,105	273	115	108	294

Net income	$3,416	$1,987	$496	$206	$195	$532

Shareholder value added	$2,120	$1,338	$13	$118	$136	$515
Net interest yield(3)	5.61%	2.65%	8.85%	2.07%	2.76%	n/m
Return on average equity	23.81	26.70	9.20	25.37	36.35	n/m
Efficiency ratio(3)	47.84	56.31	37.28	61.91	51.66	n/m
Period end - total assets(4)	$324,705	$322,295	$60,605	$42,847	$47,934	n/m

(1)	Reflects Premier Banking and Investments migration which decreased average deposits $47.9 billion and $36.2 billion for the six months ended June 30, 2006 and 2005.
(2)	Card Services presented on a held view
(3)	Fully taxable-equivalent basis
(4)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	14

Bank of America Corporation

Global Consumer and Small Business Banking Business Results - Pro Forma View(1)

(Dollars in millions)

	Three Months Ended June 30, 2005
	Total	Deposits(2)	Card Services(3)	Mortgage	Home Equity	ALM/ Other
Net interest income(4)	$4,877	$2,086	$1,916	$188	$321	$366
Noninterest income
Service charges	1,244	1,244	—	—	—	—
Mortgage banking income	250	—	—	230	20	—
Card income	3,108	394	2,714	—	—	—
All other income	78	—	17	6	—	55

Total noninterest income	4,680	1,638	2,731	236	20	55

Total revenue(4)	9,557	3,724	4,647	424	341	421

Provision for credit losses	1,344	19	1,288	2	10	25
Gains (losses) on sales of debt securities	—	—	—	—	—	—
Noninterest expense	4,792	2,069	2,213	257	161	92

Income before income taxes	3,421	1,636	1,146	165	170	304
Income tax expense	1,236	591	414	60	62	109

Net income	$2,185	$1,045	$732	$105	$108	$195

Shareholder value added	$964	$728	$(90)	$62	$79	$185
Net interest yield(4)	6.03	2.49%	8.61%	2.03%	2.71%	n/m
Return on average equity	14.93	28.03	7.21	26.06	39.44	n/m
Efficiency ratio(4)	50.14	55.57	47.63	60.66	47.21	n/m
Period end - total assets(5)	$393,467	$348,844	$138,126	$43,133	$47,934	n/m

	Six Months Ended June 30, 2005
	Total	Deposits(2)	Card Services(3)	Mortgage	Home Equity	ALM/ Other
Net interest income(4)	$9,889	$4,097	$3,752	$380	$625	$1,035
Noninterest income
Service charges	2,348	2,348	—	—	—	—
Mortgage banking income	532	—	—	493	39	—
Card income	5,954	736	5,218	—	—	—
All other income	215	—	93	9	—	113

Total noninterest income	9,049	3,084	5,311	502	39	113

Total revenue(4)	18,938	7,181	9,063	882	664	1,148

Provision for credit losses	2,356	12	2,288	7	18	31
Gains (losses) on sales of debt securities	(1)	—	—	—	—	(1)
Noninterest expense	9,415	4,000	4,356	533	343	183

Income before income taxes	7,166	3,169	2,419	342	303	933
Income tax expense	2,558	1,132	864	122	108	332

Net income	$4,608	$2,037	$1,555	$220	$195	$601

Shareholder value added	$2,183	$1,406	$(74)	$132	$136	$583
Net interest yield(4)	6.10%	2.48%	8.49%	2.07%	2.72%	n/m
Return on average equity	15.82	27.35	7.71	27.01	36.35	n/m
Efficiency ratio(4)	49.71	55.70	48.07	60.45	51.66	n/m
Period end - total assets(5)	$393,467	$348,844	$138,126	$43,133	$47,934	n/m

(1)	Pro Forma View includes the results of MBNA for periods prior to the merger on 1/1/06. This information is being provided for reference purposes and was previously included in the Corporation’s Form 8-K filed April 10, 2006 containing Unaudited Pro Forma Condensed Combined Financial Information. Certain amounts have been reclassified to conform to current presentation. Reference should be made to the Form 8-K filed April 10, 2006 and to the Form 8-K filed May 25, 2006, which included the Consolidated Financial Statements of the Corporation.
(2)	Reflects Premier Banking and Investments migration which decreased average deposits $39.1 billion and $36.2 billion for the three and six months ended June 30, 2005.
(3)	Card Services presented on a held view
(4)	Fully taxable-equivalent basis
(5)	Total Assets include excess earning asset allocations.
n/m	= not meaningful

Bank of America Corporation

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)
	Year-to-Date June 30				Second Quarter 2006		First Quarter 2006		Fourth Quarter 2005		Third Quarter 2005		Second Quarter 2005
	2006		2005
Deposits Key Indicators
Average Deposit Balances
Checking	$127,058		$121,424		$127,754		$126,355		$125,515		$124,424		$123,051
Savings	32,280		31,984		32,453		32,104		31,898		32,016		32,466
MMS	75,219		68,703		73,532		76,925		71,941		68,848		67,667
CD’s & IRA’s	86,899		74,452		88,932		84,842		69,382		76,790		75,732
Foreign and Other	10,688		7,019		11,328		10,043		7,880		8,452		7,605

Total	$332,144		$303,582		$333,999		$330,269		$306,616		$310,530		$306,521

Average Cumulative Balances migrated to Premier Banking and Investments	$47,922		$36,225		$49,253		$46,576		$45,323		$42,448		$39,126

Deposit Spreads (excludes noninterest costs)
Checking	4.20%		4.19%		4.21%		4.18%		4.16%		4.18%		4.14%
Savings	3.37		4.19		3.38		3.36		3.53		3.78		4.02
MMS	2.64		1.53		2.75		2.53		2.69		2.02		1.64
CD’s & IRA’s	1.23		0.73		1.25		1.21		1.19		0.90		0.80
Foreign and Other	3.87		3.60		4.05		3.67		4.19		3.88		3.67
Total	2.96		2.71		3.00		2.92		3.06		2.82		2.72
Net New Checking (units in thousands)	1,304		1,240		701		603		426		635		629
Debit Purchase Volumes	81,307		66,279		42,689		38,618		39,623		36,008		35,049

Online Banking (End of Period)
Active Accounts (units in thousands)	19,806		13,574		19,806		19,643		14,698		14,338		13,514
Active Billpay Accounts (units in thousands)	10,410		6,529		10,410		10,088		7,281		6,987		6,529

Credit Key Indicators
Managed Card - US Consumer and Business Card
Gross Interest Yield	12.55%		11.40%		12.54%		12.56%		12.17%		11.92%		11.56%
Risk Adjusted Margin(1)	9.94		7.77		9.49		10.39		4.37		8.44		7.82
Loss Rates	3.32		6.16		3.56		3.08		9.35		5.70		6.17
Average Outstandings (in millions)	$144,788		$60,102		$144,198		$145,384		$62,340		$61,901		$60,395
New Account Growth (in thousands)	4,473		2,918		2,375		2,099		929		1,466		1,574
Purchase Volumes (in millions)	111,818		43,402		59,047		52,771		26,057		24,431		23,081
Delinquencies
30 Day	4.71%		4.23%		4.71%		4.47%		4.13%		4.55%		4.23%
60 Day	3.23		2.87		3.23		3.01		2.89		3.17		2.87
12 month Lag Loss Rate	n/a		6.84		n/a		n/a		10.05		6.32		6.91

Mortgage
Mortgage Originations (in millions)	$40,590		$38,605		$23,378		$17,262		$20,662		$27,511		$21,135
Mortgage Servicing Rights
Period End Balance (in millions)	3,083		2,233		3,083		2,925		2,658		2,623		2,233
Capitalized Mortgage Servicing Rights (% of loans serviced)	139	bps	108	bps	139	bps	132	bps	122	bps	124	bps	108	bps
Mortgage Loans Serviced for Investors (in billions)	$221		$207		$221		$221		$218		$212		$207
Home Equity Originations (in millions)	39,703		34,514		21,141		18,562		19,578		17,887		19,445

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	16

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 19.8 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

10.4 million active bill pay users paid $46.4 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 350 companies are presenting 20.6 million e-bills per quarter.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	17

Bank of America Corporation

Card Services Results - Purchase View

(Dollars in millions)

	Year-to-Date		Second Quarter 2006(1)	First Quarter 2006(1)	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	June 30
Key Measures - Card Services Data	2006(1)	2005
Managed Income Statement
Held total revenue	$10,732	$4,092	$5,466	$5,266	$2,245	$2,249	$2,081
Securitizations impact	1,432	280	778	654	63	92	135

Managed total revenue	$12,164	$4,372	$6,244	$5,920	$2,308	$2,341	$2,216

% of average managed outstandings	13.1%	14.7%	13.3%	12.9%	14.7%	15.0%	14.7%

Held provision for credit losses	$2,110	$1,798	$956	$1,154	$1,191	$1,010	$1,099
Securitizations impact	1,432	280	778	654	63	92	135

Managed provision for credit losses	$3,542	$2,078	$1,734	$1,808	$1,254	$1,102	$1,234

% of average managed outstandings	3.8%	7.0%	3.7%	3.9%	8.0%	7.1%	8.2%

Held noninterest expense	$3,917	$1,525	$1,906	$2,011	$711	$732	$768
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$3,917	$1,525	$1,906	$2,011	$711	$732	$768

% of average managed outstandings	4.2%	5.1%	4.1%	4.4%	4.5%	4.7%	5.1%

Held income before income taxes	$4,705	$769	$2,604	$2,101	$343	$507	$214
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$4,705	$769	$2,604	$2,101	$343	$507	$214

% of average managed outstandings	5.1%	2.6%	5.6%	4.6%	2.2%	3.2%	1.4%

Shareholder Value Added - Managed	$1,071	$7	$686	$385	$(54)	$54	$(117)

Merchant Acquiring Business:
Processing volume	$185,553	$160,016	$97,229	$88,324	$101,601	$91,321	$84,262
Total transactions	3,956	3,452	2,069	1,887	2,058	1,906	1,832
(1)	Beginning with the first quarter of 2006, Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	18

Bank of America Corporation

Card Services Results - Purchase View continued

(Dollars in millions)

	Year-to-Date June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Key Measures - Card Services Data	2006	2005	2006	2006	2005	2005	2005
Loans
Period End:
On-balance sheet	$93,217	$55,948	$93,217	$90,533	$61,397	$58,427	$55,948
Securitizations impact	96,848	5,420	96,848	94,359	2,239	3,622	5,420

Managed	$190,065	$61,368	$190,065	$184,892	$63,636	$62,049	$61,368

Average:
On-balance sheet	$93,510	$53,659	$93,115	$93,910	$59,479	$57,414	$54,337
Securitizations impact	93,870	6,447	94,952	92,776	2,865	4,491	6,063

Managed	$187,380	$60,106	$188,067	$186,686	$62,344	$61,905	$60,400

Credit Quality
Charge-Offs $:
Held net charge-offs	$1,582	$1,555	$904	$678	$1,406	$798	$794
Securitizations impact	1,432	280	778	654	63	92	135

Managed card services net losses	$3,014	$1,835	$1,682	$1,332	$1,469	$890	$929

Charge-Offs %:
Held net charge-offs	3.41%	5.84%	3.89%	2.93%	9.38%	5.51%	5.86%
Securitizations impact	(0.17)	0.32	(0.30)	(0.04)	(0.03)	0.19	0.31

Managed card services net losses	3.24%	6.16%	3.59%	2.89%	9.35%	5.70%	6.17%

30+ Delinquency $:
Held delinquency	$4,528	$2,284	$4,528	$3,834	$2,585	$2,574	$2,284
Securitizations impact	4,141	313	4,141	4,241	42	246	313

Managed delinquency	$8,669	$2,597	$8,669	$8,075	$2,627	$2,820	$2,597

30+ Delinquency %:
Held delinquency	4.86%	4.08%	4.86%	4.23%	4.21%	4.41%	4.08%
Securitizations impact	(0.30)	0.15	(0.30)	0.14	(0.08)	0.13	0.15

Managed delinquency	4.56%	4.23%	4.56%	4.37%	4.13%	4.54%	4.23%

90+ Delinquency $:
Held delinquency	$2,208	$1,043	$2,208	$1,752	$1,232	$1,208	$1,043
Securitizations impact	1,980	149	1,980	1,926	20	121	149

Managed delinquency	$4,188	$1,192	$4,188	$3,678	$1,252	$1,329	$1,192

90+ Delinquency %:
Held delinquency	2.37%	1.86%	2.37%	1.94%	2.01%	2.07%	1.86%
Securitizations impact	(0.17)	0.08	(0.17)	0.05	(0.04)	0.07	0.08

Managed delinquency	2.20%	1.94%	2.20%	1.99%	1.97%	2.14%	1.94%

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	19

Bank of America Corporation

Card Services Results - Purchase View continued

(Dollars in millions)
	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
Key Measures - Credit Card Data	2006	2005
Loans
Period End:
On-balance sheet	$71,566	$53,863	$71,566	$72,279	$58,548	$56,079	$53,863
Securitizations impact	90,565	5,420	90,565	87,154	2,239	3,622	5,420

Managed	$162,131	$59,283	$162,131	$159,433	$60,787	$59,701	$59,283

Average:
On-balance sheet	$74,919	$51,895	$73,285	$76,572	$56,858	$55,271	$52,474
Securitizations impact	86,806	6,447	88,032	85,566	2,865	4,491	6,063

Managed	$161,725	$58,342	$161,317	$162,138	$59,723	$59,762	$58,537

Credit Quality
Charge-Offs $:
Held net charge-offs	$1,433	$1,514	$780	$653	$1,366	$772	$774
Securitizations impact	1,287	280	694	593	63	92	135

Managed credit card net losses	$2,720	$1,794	$1,474	$1,246	$1,429	$864	$909

Charge-Offs %:
Held net charge-offs	3.86%	5.88%	4.27%	3.46%	9.53%	5.54%	5.92%
Securitizations impact	(0.47)	0.32	(0.60)	(0.34)	(0.04)	0.20	0.31

Managed credit card net losses	3.39%	6.20%	3.67%	3.12%	9.49%	5.74%	6.23%

30+ Delinquency $:
Held delinquency	$3,874	$2,204	$3,874	$3,306	$2,496	$2,497	$2,204
Securitizations impact	3,831	313	3,831	3,924	42	246	313

Managed delinquency	$7,705	$2,517	$7,705	$7,230	$2,538	$2,743	$2,517

30+ Delinquency %:
Held delinquency	5.41%	4.09%	5.41%	4.57%	4.26%	4.45%	4.09%
Securitizations impact	(0.66)	0.16	(0.66)	(0.03)	(0.08)	0.14	0.16

Managed delinquency	4.75%	4.25%	4.75%	4.54%	4.18%	4.59%	4.25%

90+ Delinquency $:
Held delinquency	$1,919	$1,011	$1,919	$1,540	$1,198	$1,175	$1,011
Securitizations impact	1,826	149	1,826	1,767	20	121	149

Managed delinquency	$3,745	$1,160	$3,745	$3,307	$1,218	$1,296	$1,160

90+ Delinquency %:
Held delinquency	2.68%	1.88%	2.68%	2.13%	2.05%	2.09%	1.88%
Securitizations impact	(0.37)	0.08	(0.37)	(0.06)	(0.05)	0.08	0.08

Managed delinquency	2.31%	1.96%	2.31%	2.07%	2.00%	2.17%	1.96%

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	20

Bank of America Corporation

Card Services Results - Pro Forma View(1)

(Dollars in millions)
	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
Key Measures - Card Services Data	2006	2005
Managed Income Statement
Held total revenue	$10,732	$9,063	$5,466	$5,266	$4,762	$4,992	$4,647
Securitizations impact	1,432	2,354	778	654	1,493	1,093	1,204

Managed total revenue	$12,164	$11,417	$6,244	$5,920	$6,255	$6,085	$5,851

% of average managed outstandings	13.1%	13.1%	13.3%	12.9%	13.4%	13.4%	13.4%

Held provision for credit losses	$2,110	$2,288	$956	$1,154	$1,422	$1,290	$1,288
Securitizations impact	1,432	2,354	778	654	1,493	1,093	1,204

Managed provision for credit losses	$3,542	$4,642	$1,734	$1,808	$2,915	$2,383	$2,492

% of average managed outstandings	3.8%	5.3%	3.7%	3.9%	6.3%	5.3%	5.7%

Held noninterest expense	$3,917	$4,356	$1,906	$2,011	$2,362	$2,138	$2,213
Securitizations impact	—	—	—	—	—	—	—

Managed noninterest expense	$3,917	$4,356	$1,906	$2,011	$2,362	$2,138	$2,213

% of average managed outstandings	4.2%	5.0%	4.1%	4.4%	5.1%	4.7%	5.1%

Held income before income taxes	$4,705	$2,419	$2,604	$2,101	$978	$1,563	$1,146
Securitizations impact	—	—	—	—	—	—	—

Managed income before income taxes	$4,705	$2,419	$2,604	$2,101	$978	$1,563	$1,146

% of average managed outstandings	5.1%	2.8%	5.6%	4.6%	2.1%	3.5%	2.6%

Shareholder Value Added - Managed	$1,071	$(114)	$686	$385	$(245)	$121	$(111)

Merchant Acquiring Business:
Processing volume	$185,553	$160,016	$97,229	$88,324	$101,601	$91,321	$84,262
Total transactions	3,956	3,452	2,069	1,887	2,058	1,906	1,832

(1)	Card Services includes U.S. Consumer and Business Card, Consumer Finance, International Card Operations and Merchant Services.

Bank of America Corporation

Card Services Results - Pro Forma View continued

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
Key Measures - Card Services Data	2006	2005
Loans
Period End:
On-balance sheet	$93,217	$85,922	$93,217	$90,533	$96,756	$91,727	$85,922
Securitizations impact	96,848	90,341	96,848	94,359	92,206	90,621	90,341

Managed	$190,065	$176,263	$190,065	$184,892	$188,962	$182,348	$176,263

Average:
On-balance sheet	$93,510	$82,801	$93,115	$93,910	$93,216	$90,068	$83,012
Securitizations impact	93,870	92,643	94,952	92,776	91,784	89,517	91,893

Managed	$187,380	$175,444	$188,067	$186,686	$185,000	$179,585	$174,905

Credit Quality:
Charge-Offs $:
Held net charge-offs	$1,582	$2,140	$904	$678	$1,820	$1,085	$1,062
Securitizations impact	1,432	2,354	778	654	1,493	1,093	1,204

Managed card services net losses	$3,014	$4,494	$1,682	$1,332	$3,313	$2,178	$2,266

Charge-Offs %:
Held net charge-offs	3.41%	5.21%	3.89%	2.93%	7.75%	4.78%	5.13%
Securitizations impact	(0.17)	(0.04)	(0.30)	(0.04)	(0.65)	0.03	0.07

Managed card services net losses	3.24%	5.17%	3.59%	2.89%	7.10%	4.81%	5.20%

30+ Delinquency $:
Held delinquency	$4,528	$3,297	$4,528	$3,834	$3,668	$3,708	$3,297
Securitizations impact	4,141	4,423	4,141	4,241	3,825	4,489	4,423

Managed delinquency	$8,669	$7,720	$8,669	$8,075	$7,493	$8,197	$7,720

30+ Delinquency %:
Held delinquency	4.86%	3.82%	4.86%	4.23%	3.78%	4.03%	3.82%
Securitizations impact	(0.30)	0.55	(0.30)	0.14	0.18	0.46	0.55

Managed delinquency	4.56%	4.37%	4.56%	4.37%	3.96%	4.49%	4.37%

90+ Delinquency $:
Held delinquency	$2,208	$1,479	$2,208	$1,752	$1,692	$1,692	$1,479
Securitizations impact	1,980	2,084	1,980	1,926	1,777	2,093	2,084

Managed delinquency	$4,188	$3,563	$4,188	$3,678	$3,469	$3,785	$3,563

90+ Delinquency %:
Held delinquency	2.37%	1.71%	2.37%	1.94%	1.74%	1.84%	1.71%
Securitizations impact	(0.17)	0.31	(0.17)	0.05	0.09	0.23	0.31

Managed delinquency	2.20%	2.02%	2.20%	1.99%	1.83%	2.07%	2.02%

22

Bank of America Corporation

Card Services Results - Pro Forma View continued

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
Key Measures - Credit Card Data	2006	2005
Loans
Period End:
On-balance sheet	$71,566	$71,428	$71,566	$72,279	$81,220	$77,289	$71,428
Securitizations impact	90,565	83,561	90,565	87,154	84,997	83,405	83,561

Managed	$162,131	$154,989	$162,131	$159,433	$166,217	$160,694	$154,989

Average:
On-balance sheet	$74,919	$68,852	$73,285	$76,572	$78,084	$75,240	$68,640
Securitizations impact	86,806	85,923	88,032	85,566	84,563	82,592	85,152

Managed	$161,725	$154,775	$161,317	$162,138	$162,647	$157,832	$153,792

Credit Quality:
Charge-Offs $:
Held net charge-offs	$1,433	$1,826	$780	$653	$1,569	$928	$911
Securitizations impact	1,287	2,118	694	593	1,312	979	1,083

Managed credit card net losses	$2,720	$3,944	$1,474	$1,246	$2,881	$1,907	$1,994

Charge-Offs %:
Held net charge-offs	3.86%	5.35%	4.27%	3.46%	7.97%	4.89%	5.32%
Securitizations impact	(0.47)	(0.21)	(0.60)	(0.34)	(0.94)	(0.10)	(0.12)

Managed credit card net losses	3.39%	5.14%	3.67%	3.12%	7.03%	4.79%	5.20%

30+ Delinquency $:
Held delinquency	$3,874	$2,830	$3,874	$3,306	$3,204	$3,225	$2,830
Securitizations impact	3,831	4,094	3,831	3,924	3,543	4,135	4,094

Managed delinquency	$7,705	$6,924	$7,705	$7,230	$6,747	$7,360	$6,924

30+ Delinquency %:
Held delinquency	5.41%	3.94%	5.41%	4.57%	3.93%	4.15%	3.94%
Securitizations impact	(0.66)	0.52	(0.66)	(0.03)	0.12	0.42	0.52

Managed delinquency	4.75%	4.46%	4.75%	4.54%	4.05%	4.57%	4.46%

90+ Delinquency $:
Held delinquency	$1,919	$1,289	$1,919	$1,540	$1,508	$1,496	$1,289
Securitizations impact	1,826	1,922	1,826	1,767	1,642	1,921	1,922

Managed delinquency	$3,745	$3,211	$3,745	$3,307	$3,150	$3,417	$3,211

90+ Delinquency %:
Held delinquency	2.68%	1.79%	2.68%	2.13%	1.85%	1.93%	1.79%
Securitizations impact	(0.37)	0.28	(0.37)	(0.06)	0.04	0.19	0.28

Managed delinquency	2.31%	2.07%	2.31%	2.07%	1.89%	2.12%	2.07%

Bank of America Corporation

Card Services Results - Reconciliation - Purchase to Pro Forma

(Dollars in millions)

Card Services Data	Fourth Quarter 2005			Third Quarter 2005
	Bank of America	Adjustments to include MBNA(1)	Combined	Bank of America	Adjustments to include MBNA(1)	Combined
Income Statement Data:
Held total revenue	$2,245	$2,517	$4,762	$2,249	$2,743	$4,992
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed total revenue	$2,308	$3,947	$6,255	$2,341	$3,744	$6,085

Held provision for credit losses	$1,191	$231	$1,422	$1,010	$280	$1,290
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed provision for credit losses	$1,254	$1,661	$2,915	$1,102	$1,281	$2,383

Held noninterest expense	$711	$1,651	$2,362	$732	$1,406	$2,138
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$711	$1,651	$2,362	$732	$1,406	$2,138

Held income before income taxes	$343	$635	$978	$507	$1,056	$1,563
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$343	$635	$978	$507	$1,056	$1,563

	Second Quarter 2005			Year-to-Date June 30, 2005
	Bank of America	Adjustments to include MBNA(1)	Combined	Bank of America	Adjustments to include MBNA(1)	Combined
Income Statement Data:
Held total revenue	$2,081	$2,566	$4,647	$4,092	$4,971	$9,063
Securitizations impact	135	1,069	1,204	280	2,074	2,354

Managed total revenue	$2,216	$3,635	$5,851	$4,372	$7,045	$11,417

Held provision for credit losses	$1,099	$189	$1,288	$1,798	$490	$2,288
Securitizations impact	135	1,069	1,204	280	2,074	2,354

Managed provision for credit losses	$1,234	$1,258	$2,492	$2,078	$2,564	$4,642

Held noninterest expense	$768	$1,445	$2,213	$1,525	$2,831	$4,356
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$768	$1,445	$2,213	$1,525	$2,831	$4,356

Held income before income taxes	$214	$932	$1,146	$769	$1,650	$2,419
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$214	$932	$1,146	$769	$1,650	$2,419

(1)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.
24

Bank of America Corporation

Card Services Results - Reconciliation - Purchase to Pro Forma

(Dollars in millions)

Card Services Data	Fourth Quarter 2005			Third Quarter 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans:
Period End:
On-balance sheet	$61,397	$35,359	$96,756	$58,427	$33,300	$91,727
Securitizations impact	2,239	89,967	92,206	3,622	86,999	90,621

Managed	$63,636	$125,326	$188,962	$62,049	$120,299	$182,348

Average:
On-balance sheet	$59,479	$33,737	$93,216	$57,414	$32,654	$90,068
Securitizations impact	2,865	88,919	91,784	4,491	85,026	89,517

Managed	$62,344	$122,656	$185,000	$61,905	$117,680	$179,585

	Second Quarter 2005			Year-to-Date June 30, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans:
Period End:
On-balance sheet	$55,948	$29,974	$85,922	$55,948	$29,974	$85,922
Securitizations impact	5,420	84,921	90,341	5,420	84,921	90,341

Managed	$61,368	$114,895	$176,263	$61,368	$114,895	$176,263

Average:
On-balance sheet	$54,337	$28,675	$83,012	$53,659	$29,142	$82,801
Securitizations impact	6,063	85,830	91,893	6,447	86,196	92,643

Managed	$60,400	$114,505	$174,905	$60,106	$115,338	$175,444

Credit Card Data	Fourth Quarter 2005			Third Quarter 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans:
Period End:
On-balance sheet	$58,548	$22,672	$81,220	$56,079	$21,210	$77,289
Securitizations impact	2,239	82,758	84,997	3,622	79,783	83,405

Managed	$60,787	$105,430	$166,217	$59,701	$100,993	$160,694

Average:
On-balance sheet	$56,858	$21,226	$78,084	$55,271	$19,969	$75,240
Securitizations impact	2,865	81,698	84,563	4,491	78,101	82,592

Managed	$59,723	$102,924	$162,647	$59,762	$98,070	$157,832

	Second Quarter 2005			Year-to-Date June 30, 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans:
Period End:
On-balance sheet	$53,863	$17,565	$71,428	$53,863	$17,565	$71,428
Securitizations impact	5,420	78,141	83,561	5,420	78,141	83,561

Managed	$59,283	$95,706	$154,989	$59,283	$95,706	$154,989

Average:
On-balance sheet	$52,474	$16,166	$68,640	$51,895	$16,957	$68,852
Securitizations impact	6,063	79,089	85,152	6,447	79,476	85,923

Managed	$58,537	$95,255	$153,792	$58,342	$96,433	$154,775

(1)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Net interest income(1)	$5,427	$5,638	$2,713	$2,714	$2,771	$2,747	$2,783
Noninterest income
Service charges	1,390	1,306	703	687	641	671	655
Investment and brokerage services	550	509	278	272	271	267	262
Investment banking income	1,167	813	645	522	547	532	441
Trading account profits	1,880	892	872	1,008	307	571	232
All other income	863	1,196	506	357	421	499	535

Total noninterest income	5,850	4,716	3,004	2,846	2,187	2,540	2,125

Total revenue(1)	11,277	10,354	5,717	5,560	4,958	5,287	4,908

Provision for credit losses	80	(399)	41	39	97	12	(249)
Gains (losses) on sales of debt securities	20	151	(3)	23	95	17	121
Noninterest expense	5,987	5,310	2,956	3,031	2,967	2,855	2,603

Income before income taxes	5,230	5,594	2,717	2,513	1,989	2,437	2,675
Income tax expense	1,931	2,041	1,001	930	707	888	970

Net income	$3,299	$3,553	$1,716	$1,583	$1,282	$1,549	$1,705

Shareholder value added	$1,037	$1,367	$574	$463	$152	$448	$620
Net interest yield(1)	1.82%	2.14%	1.77%	1.87%	1.92%	1.92%	1.99%
Return on average equity	15.47	17.18	15.94	14.99	11.99	14.89	16.62
Efficiency ratio(1)	53.09	51.29	51.71	54.51	59.84	53.99	53.02

Balance Sheet

Average
Total loans and leases	$239,996	$206,947	$243,140	$236,818	$228,999	$216,121	$207,927
Total trading-related assets	325,223	305,650	332,688	317,675	317,970	328,713	332,432
Total earning assets(2)	600,154	532,051	613,246	586,916	571,099	566,674	562,134
Total assets(2)	684,099	614,721	700,237	667,783	654,655	648,312	645,866
Total deposits	201,597	188,868	205,263	197,890	192,771	188,901	191,471
Common equity/Allocated equity	43,002	41,705	43,179	42,824	42,412	41,265	41,145

Period End
Total loans and leases	$246,287	$210,787	$246,287	$239,066	$232,631	$220,873	$210,787
Total trading-related assets	294,435	291,556	294,435	268,932	291,267	273,261	291,556
Total earning assets(2)	584,249	515,706	584,249	546,058	553,390	514,994	515,706
Total assets(2)	666,070	605,080	666,070	630,946	633,362	602,058	605,080
Total deposits	203,138	189,679	203,138	198,576	198,352	184,518	189,679

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and Total Assets include excess earning asset allocations.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	26

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended June 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income(1)	$2,713	$1,151	$379	$997	$186
Noninterest income
Service charges	703	124	28	503	48
Investment and brokerage services	278	5	227	7	39
Investment banking income	645	—	644	—	1
Trading account profits	872	19	780	12	61
All other income	506	212	62	184	48

Total noninterest income	3,004	360	1,741	706	197

Total revenue(1)	5,717	1,511	2,120	1,703	383

Provision for credit losses	41	19	8	(5)	19
Gains (losses) on sales of debt securities	(3)	(4)	(1)	—	2
Noninterest expense	2,956	534	1,311	822	289

Income before income taxes	2,717	954	800	886	77
Income tax expense	1,001	365	296	327	13

Net income	$1,716	$589	$504	$559	$64

Shareholder value added	$574	$157	$207	$382	$(172)
Net interest yield(1)	1.77%	2.02%	0.43%	2.93%	n/m
Return on average equity	15.94	14.00	18.55	33.05	n/m
Efficiency ratio(1)	51.71	35.35	61.85	48.27	n/m
Period end total assets(2)	$666,070	$237,298	$358,785	$155,983	n/m

	Three Months Ended June 30, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income(1)	$2,783	$1,224	$520	$794	$245
Noninterest income
Service charges	655	118	25	472	40
Investment and brokerage services	262	4	225	7	26
Investment banking income	441	—	441	—	—
Trading account profits	232	(43)	229	20	26
All other income	535	191	87	186	71

Total noninterest income	2,125	270	1,007	685	163

Total revenue(1)	4,908	1,494	1,527	1,479	408

Provision for credit losses	(249)	(202)	1	—	(48)
Gains (losses) on sales of debt securities	121	39	12	—	70
Noninterest expense	2,603	496	1,035	788	284

Income before income taxes	2,675	1,239	503	691	242
Income tax expense	970	450	181	249	90

Net income	$1,705	$789	$322	$442	$152

Shareholder value added	$620	$408	$60	$268	$(116)
Net interest yield(1)	1.99%	2.45%	0.62%	2.30%	n/m
Return on average equity	16.62	21.07	13.45	26.45	n/m
Efficiency ratio(1)	53.02	33.20	67.78	53.28	n/m
Period end total assets(2)	$605,080	$207,186	$333,474	$165,460	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	27

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Six Months Ended June 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income(1)	$5,427	$2,301	$790	$1,966	$370
Noninterest income
Service charges	1,390	250	61	987	92
Investment and brokerage services	550	9	453	15	73
Investment banking income	1,167	—	1,166	—	1
Trading account profits	1,880	34	1,703	23	120
All other income	863	268	151	343	101

Total noninterest income	5,850	561	3,534	1,368	387

Total revenue(1)	11,277	2,862	4,324	3,334	757

Provision for credit losses	80	35	11	1	33
Gains (losses) on sales of debt securities	20	5	4	—	11
Noninterest expense	5,987	1,049	2,708	1,627	603

Income before income taxes	5,230	1,783	1,609	1,706	132
Income tax expense	1,931	672	596	631	32

Net income	$3,299	$1,111	$1,013	$1,075	$100

Shareholder value added	$1,037	$258	$426	$694	$(341)
Net interest yield(1)	1.82%	2.05%	0.46%	2.88%	n/m
Return on average equity	15.47	13.40	18.85	29.55	n/m
Efficiency ratio(1)	53.09	36.65	62.63	48.80	n/m
Period end total assets(2)	$666,070	$237,298	$358,785	$155,983	n/m

	Six Months Ended June 30, 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income(1)	$5,638	$2,425	$1,068	$1,559	$586
Noninterest income
Service charges	1,306	230	47	949	80
Investment and brokerage services	509	8	434	14	53
Investment banking income	813	—	813	—	—
Trading account profits	892	(41)	845	41	47
All other income	1,196	508	171	328	189

Total noninterest income	4,716	705	2,310	1,332	369

Total revenue(1)	10,354	3,130	3,378	2,891	955

Provision for credit losses	(399)	(254)	(1)	(5)	(139)
Gains (losses) on sales of debt securities	151	60	20	—	71
Noninterest expense	5,310	992	2,210	1,570	538

Income before income taxes	5,594	2,452	1,189	1,326	627
Income tax expense	2,041	871	422	477	271

Net income	$3,553	$1,581	$767	$849	$356

Shareholder value added	$1,367	$806	$242	$515	$(196)
Net interest yield(1)	2.14%	2.49%	0.69%	2.25%	n/m
Return on average equity	17.18	20.80	15.95	26.35	n/m
Efficiency ratio(1)	51.29	31.69	65.42	54.31	n/m
Period end total assets(2)	$605,080	$207,186	$333,474	$165,460	n/m

(1)	Fully taxable-equivalent basis
(2)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	28

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services

Key Indicators

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Investment banking income
Advisory fees	$130	$133	$54	$76	$73	$89	$73
Debt underwriting	856	585	476	380	390	348	311
Equity underwriting	180	95	114	66	84	94	57

Total investment banking income	1,166	813	644	522	547	531	441

Sales and trading
Fixed income
Liquid products	1,206	979	612	594	455	456	485
Credit products	440	351	141	299	64	219	93
Structured products	730	484	382	348	271	278	170

Total fixed income	2,376	1,814	1,135	1,241	790	953	748

Equity income	786	771	340	446	239	360	350

Total sales and trading	3,162	2,585	1,475	1,687	1,029	1,313	1,098

Total capital markets and advisory services revenue(1)	$4,328	$3,398	$2,119	$2,209	$1,576	$1,844	$1,539

(1) Includes gains (losses) on sales of debt securities.

Balance sheet (average)
Trading account securities	$130,298	$123,513	$130,272	$130,323	$136,058	$138,874	$131,831
Reverse repurchases	72,843	68,369	70,571	75,141	75,229	78,919	77,080
Securities borrowed	95,759	87,581	102,759	88,682	79,993	85,377	97,597
Derivative assets	22,591	22,522	25,259	19,894	21,918	21,437	22,103

Trading-related assets	$321,491	$301,985	$328,861	$314,040	$313,198	$324,607	$328,611

Sales credits from secondary trading
Liquid products	$476	$424	$246	$230	$197	$192	$223
Credit products	389	345	205	184	160	152	177
Structured products	338	270	176	162	128	167	139
Equities	427	414	206	221	211	201	215

Total	$1,630	$1,453	$833	$797	$696	$712	$754

Volatility of product revenues - 1 std dev
Liquid products	$6.3	$9.4	$6.6	$5.9	$7.0	$11.1	$8.7
Credit products	3.7	10.2	3.6	3.3	4.1	3.7	13.2
Structured products	5.7	6.1	6.6	4.6	6.8	8.1	4.9
Equities	2.4	2.2	2.7	2.0	1.3	6.0	2.4
Total	10.1	17.0	10.9	8.8	12.2	16.0	17.6

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	29

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Business lending revenue(1)
Corporate lending(2)	$484	$959	$268	$216	$306	$304	$420
Commercial lending	2,019	1,912	1,055	964	913	1,011	948
Consumer indirect lending	364	319	184	180	189	184	165

Total revenue	$2,867	$3,190	$1,507	$1,360	$1,408	$1,499	$1,533

Business lending margin
Corporate lending	1.12%	1.80%	1.10%	1.13%	1.43%	1.62%	1.74%
Commercial lending	1.67	1.85	1.66	1.71	1.70	1.73	1.86
Consumer indirect lending	1.83	2.18	1.79	1.87	2.01	2.07	2.15

Provision
Corporate lending	$(85)	$(179)	$(20)	$(65)	$11	$(52)	$(57)
Commercial lending	(16)	(178)	(21)	5	110	89	(182)
Consumer indirect lending	136	103	60	76	87	76	37

Total provision	$35	$(254)	$19	$16	$208	$113	$(202)

Credit quality (% vs. loans)(3,4)
Criticized assets
Corporate lending	$1,473	$1,994	$1,473	$1,593	$1,602	$1,785	$1,994
	1.96%	2.84%	1.96%	2.23%	2.27%	2.60%	2.84%
Commercial lending	$4,609	$4,678	$4,609	$4,540	$4,633	$4,647	$4,678
	2.72%	3.00%	2.72%	2.75%	2.82%	2.92%	3.00%

Total	$6,082	$6,672	$6,082	$6,133	$6,235	$6,432	$6,672
	2.49%	2.95%	2.49%	2.59%	2.66%	2.82%	2.95%

Nonperforming assets
Corporate lending	$165	$282	$165	$178	$182	$230	$282
	0.44%	0.89%	0.44%	0.46%	0.48%	0.69%	0.89%
Commercial lending	$463	$675	$463	$474	$430	$469	$675
	0.33%	0.52%	0.33%	0.34%	0.31%	0.36%	0.52%

Total	$628	$957	$628	$652	$612	$699	$957
	0.35%	0.59%	0.35%	0.37%	0.35%	0.42%	0.59%

Average loans and leases by product
Commercial	$109,361	$96,155	$110,391	$108,319	$104,832	$99,844	$97,258
Leases	20,261	20,408	20,425	20,096	19,792	20,089	20,226
Foreign	11,968	8,854	12,186	11,748	10,473	9,384	9,024
Real estate	34,791	31,681	34,803	34,778	34,209	32,883	31,944
Consumer	33,855	25,887	34,128	33,579	32,307	31,070	26,665
Other	2,247	2,480	2,216	2,279	2,334	2,392	2,466

Total average loans and leases	$212,483	$185,465	$214,149	$210,799	$203,947	$195,662	$187,583

(1) Includes gains (losses) on sales of debt securities.
(2) Total corporate lending revenue	$484	$959	$268	$216	$306	$304	$420
Less: impact of credit mitigation	(122)	234	(39)	(83)	(36)	(18)	96

Corporate lending revenues excluding credit mitigation	$606	$725	$307	$299	$342	$322	$324

(3)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of- period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, SBLCs and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit.
(4)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	30

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant U.S. market share gains

•	#1 in syndicated loans and leveraged loans, ranked by number of deals

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

High yield debt

•	M&A market share for YTD 05 includes MBNA; market share without MBNA is 8.4%
31

Bank of America Corporation

Global Wealth and Investment Management Segment Results(1)

(Dollars in millions, except as noted)

	Year-to-Date June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2006	2005	2006	2006	2005	2005	2005
Net interest income(2)	$1,967	$1,878	$986	$981	$1,001	$937	$923
Noninterest income
Investment and brokerage services	1,704	1,555	870	833	792	793	788
All other income	252	170	99	154	98	89	79

Total noninterest income	1,956	1,725	969	987	890	882	867

Total revenue(2)	3,923	3,603	1,955	1,968	1,891	1,819	1,790

Provision for credit losses	(41)	(7)	(40)	(1)	1	(1)	(9)
Noninterest expense	1,982	1,839	991	992	948	924	929

Income before income taxes	1,982	1,771	1,004	977	942	896	870
Income tax expense	734	632	370	363	336	328	314

Net income	$1,248	$1,139	$634	$614	$606	$568	$556

Shareholder value added	$718	$628	$382	$336	$322	$310	$293
Net interest yield(2)	3.40%	3.14%	3.39%	3.41%	3.42%	3.10%	3.02%
Return on average equity	24.15	22.77	25.76	22.69	21.95	22.51	21.64
Efficiency ratio(2)	50.53	51.06	50.68	50.39	50.12	50.79	51.91

Balance Sheet

Average
Total loans and leases	$59,594	$51,946	$60,412	$58,766	$57,187	$55,260	$53,047
Total earning assets(3)	116,677	120,472	116,571	116,784	117,534	119,974	122,628
Total assets(3)	124,457	128,243	124,345	124,571	125,312	127,805	130,485
Total deposits	114,098	118,193	114,195	114,001	114,859	118,135	120,256
Common equity/Allocated equity	10,418	10,081	9,867	10,975	10,954	10,014	10,298

Period End
Total loans and leases	$61,602	$54,332	$61,602	$59,512	$58,380	$56,147	$54,332
Total earning assets(3)	115,200	121,826	115,200	117,779	121,269	117,613	121,826
Total assets(3)	123,119	129,840	123,119	125,799	129,232	125,684	129,840
Total deposits	113,222	119,000	113,222	115,290	115,454	116,364	119,000

Client Assets (in billions)
Assets under management	$500.1	$442.8	$500.1	$493.9	$482.4	$457.4	$442.8
Client brokerage assets	169.5	150.9	169.5	170.6	161.7	155.6	150.9
Assets in custody	95.2	101.7	95.2	97.0	94.2	96.1	101.7

Total client assets	$764.8	$695.4	$764.8	$761.5	$738.3	$709.1	$695.4

(1)	Global Wealth and Investment Management services clients through three primary businesses: The Private Bank, Columbia Management, and Premier Banking and Investments. In addition, ALM/Other includes the results of ALM activities and other Global Wealth and Investment Management businesses.
(2)	Fully taxable-equivalent basis
(3)	Total earning assets and Total Assets include excess earning asset allocations.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	32

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended June 30, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other(1)
Net interest income(2)	$986	$258	$(12)	$508	$232
Noninterest income
Investment and brokerage services	870	268	377	188	37
All other income	99	23	12	36	28

Total noninterest income	969	291	389	224	65

Total revenue(2)	1,955	549	377	732	297

Provision for credit losses	(40)	(44)	—	4	—
Noninterest expense	991	283	248	324	136

Income before income taxes	1,004	310	129	404	161
Income tax expense	370	115	48	150	57

Net income	$634	$195	$81	$254	$104

Shareholder value added	$382	$128	$47	$177	$30
Net interest yield(2)	3.39%	3.40%	n/m	4.30%	n/m
Return on average equity	25.76	30.03	20.34%	34.39	n/m
Efficiency ratio(2)	50.68	51.53	65.60	44.26	n/m
Period end - total assets(3)	$123,119	$32,006	$2,885	$51,731	n/m

	Three Months Ended June 30, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other(1)
Net interest income(2)	$923	$250	$5	$410	$258
Noninterest income
Investment and brokerage services	788	273	321	163	31
All other income	79	18	1	37	23

Total noninterest income	867	291	322	200	54

Total revenue(2)	1,790	541	327	610	312

Provision for credit losses	(9)	(13)	—	4	—
Noninterest expense	929	306	227	311	85

Income before income taxes	870	248	100	295	227
Income tax expense	314	92	37	106	79

Net income	$556	$156	$63	$189	$148

Shareholder value added	$293	$98	$26	$103	$66
Net interest yield(2)	3.02%	3.40%	n/m	3.00%	n/m
Return on average equity	21.64	26.85	14.85%	23.23	n/m
Efficiency ratio(2)	51.91	56.54	69.29	50.98	n/m
Period end - total assets(3)	$129,840	$30,866	$2,638	$55,002	n/m

(1)	Reflects Premier Banking and Investments migration which increased average deposits $49.3 billion and $39.1 billion for the three months ended June 30, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	33

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Six Months Ended June 30, 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other(1)
Net interest income(2)	$1,967	$504	$(21)	$1,019	$465
Noninterest income
Investment and brokerage services	1,704	520	741	367	76
All other income	252	61	22	60	109

Total noninterest income	1,956	581	763	427	185

Total revenue(2)	3,923	1,085	742	1,446	650

Provision for credit losses	(41)	(48)	—	7	—
Noninterest expense	1,982	606	483	672	221

Income before income taxes	1,982	527	259	767	429
Income tax expense	734	195	96	284	159

Net income	$1,248	$332	$163	$483	$270

Shareholder value added	$718	$212	$95	$311	$100
Net interest yield(2)	3.40%	3.32%	n/m	4.22%	n/m
Return on average equity	24.15	28.23	20.53%	29.63	n/m
Efficiency ratio(2)	50.53	55.85	65.06	46.47	n/m
Period end - total assets(3)	$123,119	$32,006	$2,885	$51,731	n/m

	Six Months Ended June 30, 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM/ Other(1)
Net interest income(2)	$1,878	$496	$9	$783	$590
Noninterest income
Investment and brokerage services	1,555	529	635	326	65
All other income	170	33	13	72	52

Total noninterest income	1,725	562	648	398	117

Total revenue(2)	3,603	1,058	657	1,181	707

Provision for credit losses	(7)	(15)	—	8	—
Noninterest expense	1,839	616	448	627	148

Income before income taxes	1,771	457	209	546	559
Income tax expense	632	169	77	197	189

Net income	$1,139	$288	$132	$349	$370

Shareholder value added	$628	$173	$58	$183	$214
Net interest yield(2)	3.14%	3.38%	n/m	2.85%	n/m
Return on average equity	22.77	25.12	15.55%	22.17	n/m
Efficiency ratio(2)	51.06	58.22	68.19	53.09	n/m
Period end - total assets(3)	$129,840	$30,866	$2,638	$55,002	n/m

(1)	Reflects Premier Banking and Investments migration which increased average deposits $47.9 billion and $36.2 billion for the six months ended June 30, 2006 and 2005.
(2)	Fully taxable-equivalent basis
(3)	Total Assets include excess earning asset allocations.

n/m = not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	34

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
The Private Bank
Recurring asset management fees	$506	$519	$260	$246	$247	$247	$269
Brokerage commissions	14	11	8	6	5	5	4

Total Investment and Brokerage Services Income	$520	$530	$268	$252	$252	$252	$273

Assets Under Management	$163,680	$162,927	$163,680	$165,996	$164,032	$165,058	$162,927

Columbia Management
Recurring asset management fees	$740	$641	$377	$363	$336	$332	$323
Brokerage commissions	1	(6)	—	1	—	(2)	(3)

Total Investment and Brokerage Services Income	$741	$635	$377	$364	$336	$330	$320

Assets Under Management	$394,355	$320,473	$394,355	$385,896	$361,179	$332,364	$320,473

Premier Banking and Investments
Recurring asset management fees	$87	$54	$47	$41	$38	$32	$30
Brokerage commissions	280	272	141	138	130	143	133

Total Investment and Brokerage Services Income	$367	$326	$188	$179	$168	$175	$163

Assets Under Management	$16,116	$10,854	$16,116	$15,325	$13,723	$12,554	$10,854

Number of client managers	2,196	1,968	2,196	2,173	2,104	2,032	1,968
Number of financial advisors	1,869	1,968	1,869	1,873	1,895	1,925	1,968

Total Premier Banking and Investment Client Advisors	4,065	3,936	4,065	4,046	3,999	3,957	3,936

Brokerage Revenue per Financial Advisor (in thousands)	$150	$138	$76	$74	$69	$75	$68

All Other
Recurring asset management fees	$60	$49	$30	$31	$29	$26	$23
Brokerage commissions	15	16	7	8	8	9	8

Total Investment and Brokerage Services Income	$75	$65	$37	$39	$37	$35	$31

Assets Under Management Elimination	$(74,007)	$(51,464)	$(74,007)	$(73,287)	$(56,540)	$(52,577)	$(51,464)

Total Global Wealth and Investment Management
Recurring asset management fees	$1,393	$1,262	$713	$680	$650	$637	$644
Brokerage commissions	310	292	157	153	144	156	143

Total Investment and Brokerage Services Income	$1,703	$1,554	$870	$833	$794	$793	$787

Assets Under Management	$500,144	$442,790	$500,144	$493,930	$482,394	$457,399	$442,790

($ in billions)
Assets Under Management Rollforward
Beginning Balance	$482	$451	$494	$482	$457	$442	$433
Net flows	12	(7)	11	1	23	8	1
Market valuation/other	6	(2)	(5)	11	2	7	8

Ending Balance	$500	$442	$500	$494	$482	$457	$442

Assets Under Management Mix
Money market/other	$192	$151	$192	$182	$185	$162	$151
Fixed income	84	92	84	82	83	85	92
Equity	224	199	224	230	214	210	199

Total Assets Under Management	$500	$442	$500	$494	$482	$457	$442

% of Assets Under Management in 4 and 5 Star Funds(1)	59%	52%	59%	56%	56%	53%	52%

% of Assets Under Management in 1st and 2nd Quartiles(2)	85	68	85	82	78	77	68

Client Brokerage Assets

Total brokerage assets	$170	$151	$170	$171	$162	$156	$151

(1)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future results.

(2)	Results shown are defined by Columbia Management’s calculation of its percentage of assets under management in the top two quartiles of categories based on Morningstar (Equity categories, Lipper (Fixed Income categories) (iMoneyNet Money Market funds). The category percentile rank was calculated by ranking the three year gross return of share classes within the categories stated above. The assets of the number of funds within the top 2 quartile results include both were added and then divided by Columbia Management’s total assets under management. Had fees been included, rankings would have been lower. Past performance is no guarantee of future results.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	35

Bank of America Corporation

All Other Results(1)

(Dollars in millions)

	Year-to-Date June 30		Second Quarter 2006	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005
	2006	2005
Net interest income(2)	$(5)	$(299)	$28	$(33)	$(13)	$11	$27
Noninterest income
Equity investment gains	1,037	743	524	513	453	596	479
All other income	(418)	358	(179)	(239)	(531)	(630)	676

Total noninterest income	619	1,101	345	274	(78)	(34)	1,155

Total revenue(2)	614	802	373	241	(91)	(23)	1,182

Provision for credit losses	(40)	(5)	(25)	(15)	3	41	(22)
Gains (losses) on sales of debt securities	(14)	834	(6)	(8)	(23)	13	204
Merger and restructuring charges	292	233	194	98	59	120	121
All other noninterest expense	152	110	30	122	60	131	19

Income before income taxes	196	1,298	168	28	(236)	(302)	1,268
Income tax expense (benefit)	57	356	148	(91)	(178)	(184)	406

Net income	$139	$942	$20	$119	$(58)	$(118)	$862

Shareholder value added	$(287)	$110	$(152)	$(135)	$(432)	$(612)	$449

Balance Sheet
Average
Total loans and leases	$139,165	$123,255	$144,490	$133,780	$128,152	$122,390	$118,088
Total earning assets	226,630	130,408	230,133	223,088	159,023	151,211	137,094
Total assets	271,413	170,118	274,858	267,927	199,579	191,768	178,106
Total deposits	19,511	23,400	21,339	17,661	14,676	15,205	22,345

Period End
Total loans and leases	$170,850	$121,224	$170,850	$137,111	$131,123	$129,878	$121,224
Total earning assets	253,860	149,735	253,860	210,921	155,956	159,704	149,735
Total assets	298,655	186,714	298,655	253,849	197,950	197,599	186,714
Total deposits	23,664	19,350	23,664	28,120	14,763	12,536	19,350

(1)	All Other consists primarily of equity investments, the residual impact of the allowance for credit losses and the cost allocation processes, Merger and Restructuring charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.
(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	36

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2006	March 31 2006	Increase (Decrease) from 3/31/06
Consumer
Residential mortgage	$222,803	$188,261	$34,542
Credit card - domestic	62,990	64,490	(1,500)
Credit card - foreign	8,576	7,789	787
Home equity lines	68,856	65,516	3,340
Direct/Indirect consumer	59,281	55,127	4,154
Other consumer(1)	10,846	10,528	318

Total consumer	433,352	391,711	41,641

Commercial
Commercial - domestic	149,871	146,737	3,134
Commercial real estate(2)	37,262	36,337	925
Commercial lease financing	20,974	20,813	161
Commercial - foreign	26,494	23,927	2,567

Total commercial	234,601	227,814	6,787

Total	$667,953	$619,525	$48,428

(1)	Includes consumer finance of $3.0 billion and $3.0 billion; and foreign consumer of $7.9 billion and $7.6 billion for June 30, 2006 and March 31, 2006.
(2)	Includes domestic commercial real estate loans of $36.5 billion and $35.7 billion; and foreign commercial real estate loans of $789 million and $671 million at June 30, 2006 and March 31, 2006.

Bank of America Corporation

Commercial Credit Exposure by Industry (1)

(Dollars in millions)

	Commercial Utilized Credit Exposure			Commercial Unfunded Credit Exposure			Total Commercial Committed Credit Exposure
	June 30 2006	March 31 2006	Increase (Decrease)	June 30 2006	March 31 2006	Increase (Decrease)	June 30 2006	March 31 2006	Increase (Decrease)
Real estate(2)	$51,133	$48,492	$2,641	$22,283	$23,879	$(1,596)	$73,416	$72,371	$1,045
Retailing	27,852	26,797	1,055	15,268	16,377	(1,109)	43,120	43,174	(54)
Diversified financials	27,179	24,503	2,676	40,542	40,251	291	67,721	64,754	2,967
Banks	24,429	20,787	3,642	9,045	8,502	543	33,474	29,289	4,185
Government and public education	20,351	19,835	516	15,364	14,661	703	35,715	34,496	1,219
Individuals and trusts	18,515	17,785	730	9,913	7,663	2,250	28,428	25,448	2,980
Consumer services	18,210	18,213	(3)	12,353	12,068	285	30,563	30,281	282
Materials	17,426	15,595	1,831	12,220	10,966	1,254	29,646	26,561	3,085
Capital goods	16,137	15,711	426	18,103	17,534	569	34,240	33,245	995
Healthcare equipment and services	15,223	14,662	561	12,110	11,678	432	27,333	26,340	993
Commercial services and supplies	13,257	13,412	(155)	7,634	7,892	(258)	20,891	21,304	(413)
Food, beverage and tobacco	11,394	11,344	50	9,191	9,591	(400)	20,585	20,935	(350)
Transportation	11,256	11,023	233	5,579	6,063	(484)	16,835	17,086	(251)
Energy	9,009	11,497	(2,488)	8,470	8,460	10	17,479	19,957	(2,478)
Religious and social organizations	7,668	7,394	274	2,564	2,545	19	10,232	9,939	293
Insurance	6,872	5,927	945	10,685	9,381	1,304	17,557	15,308	2,249
Utilities	6,868	5,132	1,736	10,169	11,457	(1,288)	17,037	16,589	448
Media	5,842	6,730	(888)	9,821	9,362	459	15,663	16,092	(429)
Consumer durables and apparel	5,399	5,073	326	4,274	3,974	300	9,673	9,047	626
Telecommunication services	3,844	3,256	588	5,014	4,767	247	8,858	8,023	835
Technology hardware and equipment	2,903	3,044	(141)	3,904	4,099	(195)	6,807	7,143	(336)
Software and services	2,537	2,522	15	2,820	3,211	(391)	5,357	5,733	(376)
Food and staples retailing	2,144	2,016	128	2,272	2,029	243	4,416	4,045	371
Automobiles and components	1,722	1,780	(58)	3,509	3,629	(120)	5,231	5,409	(178)
Pharmaceuticals and biotechnology	1,594	1,636	(42)	3,540	4,319	(779)	5,134	5,955	(821)
Household and personal products	896	1,288	(392)	1,498	1,496	2	2,394	2,784	(390)
Semiconductors and semiconductor equipment	703	576	127	566	701	(135)	1,269	1,277	(8)
Other	4,098	4,734	(636)	383	195	188	4,481	4,929	(448)

Total	$334,461	$320,764	$13,697	$259,094	$256,750	$2,344	$593,555	$577,514	$16,041

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $10.9 billion and $9.3 billion at June 30, 2006 and March 31, 2006. In addition to cash collateral, there are other marketable securities of $8.2 billion and $8.1 billion at June 30, 2006 and March 31, 2006 for which the credit risk has not been reduced.
(2)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.

Bank of America Corporation

Net Credit Default Protection by Industry

(Dollars in millions)	June 30 2006	March 31 2006	Change
Telecommunication services	$(1,317)	$(1,153)	$(164)
Media	(1,035)	(1,539)	504
Insurance	(965)	(913)	(52)
Retailing	(895)	(1,024)	129
Materials	(877)	(1,086)	209
Real estate(1)	(835)	(887)	52
Utilities	(689)	(778)	89
Consumer services	(540)	(682)	142
Automobiles and components	(513)	(680)	167
Commercial services and supplies	(452)	(463)	11
Capital goods	(426)	(545)	119
Energy	(392)	(502)	110
Healthcare equipment and services	(382)	(495)	113
Banks	(364)	(412)	48
Food, beverage and tobacco	(349)	(444)	95
Pharmaceuticals and biotechnology	(258)	(434)	176
Food and staples retailing	(233)	(199)	(34)
Transportation	(218)	(253)	35
Consumer durables and apparel	(210)	(372)	162
Software and services	(136)	(137)	1
Diversified financials	(129)	(171)	42
Technology hardware and equipment	(65)	(263)	198
Government and public education	(45)	(55)	10
Semiconductors and semiconductor equipment	(44)	(55)	11
Individuals and trusts	—	(15)	15
Household and personal products	75	75	—
Other(2)	1,751	873	878

Total	$(9,543)	$(12,609)	$3,066

(1)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(2)	Represents net CDS index positions, including tranched index exposure, which were principally investment grade. Indices are comprised of corporate credit derivatives that trade as an aggregate index value. Generally, they are grouped into portfolios based on specific ratings of credit quality or global geographic location. CDS index positions were sold to reflect a short-term positive view of the credit markets.
39

Bank of America Corporation

Net Credit Default Protection by Maturity Profile(1)

	June 30 2006	March 31 2006
Less than or equal to one year	(2)%	3%
Greater than one year and less than or equal to five years	57	64
Greater than five years	45	33
Total	100%	100%

(1)	In order to mitigate the cost of purchasing ideal levels of credit protection, credit exposure may be added by selling credit protection. In the table, the distribution of maturities for net credit protection purchased is shown as positive percentages and the distribution of maturities for net credit protection sold as negative percentages.

Net Credit Default Protection by Credit Exposure Debt Rating

(Dollars in millions)

	June 30, 2006		March 31, 2006
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$(13)	0.1%	$(17)	0.1%
AA	(308)	3.2	(272)	2.2
A	(3,285)	34.4	(4,109)	32.6
BBB	(5,626)	59.0	(6,927)	54.9
BB	(1,425)	14.9	(1,388)	11.0
B	(405)	4.3	(597)	4.8
CCC and below	(186)	2.0	(141)	1.1
NR(1)	1,705	(17.9)	842	(6.7)

Total	$(9,543)	100.0%	$(12,609)	100.0%

(1)	In addition to unrated names, “NR” includes $1,751 million and $873 million in net CDS index positions, including tranched index exposure, at June 30, 2006 and March 31, 2006. While index positions are principally investment grade, CDS indices include names in and across each of the ratings categories.

Bank of America Corporation

Selected Emerging Markets(1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing(2)	Derivative Assets(3)	Securities/ Other Investments(4)	Total Cross- border Exposure(5)	Local Country Exposure Net of Local Liabilities(6)	Total Foreign Exposure June 30, 2006	Increase/ (Decrease) from December 31, 2005
Region/Country

Asia Pacific
China(7)	$222	$171	$26	$3,084	$3,503	$48	$3,551	$147
India	768	325	227	532	1,852	226	2,078	487
South Korea	188	394	86	1,677	2,345	—	2,345	1,190
Hong Kong	241	225	102	434	1,002	—	1,002	443
Taiwan	311	78	82	17	488	313	801	(117)
Singapore	211	18	56	287	572	—	572	102
Other Asia Pacific(8)	46	46	22	545	659	181	840	245

Total Asia Pacific	1,987	1,257	601	6,576	10,421	768	11,189	2,497

Latin America
Mexico(9)	857	157	128	2,399	3,541	—	3,541	217
Brazil(10)	937	137	3	7	1,084	1,526	2,610	(861)
Chile	292	17	—	8	317	795	1,112	132
Argentina	62	17	—	72	151	—	151	(43)
Other Latin America(8)	130	109	4	25	268	15	283	(76)

Total Latin America	2,278	437	135	2,511	5,361	2,336	7,697	(631)

Central and Eastern Europe(8)	9	49	29	105	192	—	192	50

Total	$4,274	$1,743	$765	$9,192	$15,974	$3,104	$19,078	$1,916

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; and all countries in Central and Eastern Europe excluding Greece.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $52 million and $55 million at June 30, 2006 and December 31, 2005. There are no other marketable securities collateralizing derivatives assets as of June 30, 2006. Derivative assets were collateralized by $3 million of other marketable securities at December 31, 2005.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment except where the underlying securities are U.S. Treasuries, in which case the domicile is the U.S. and therefore excluded from this presentation. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.
(5)	Cross-border exposure includes amounts payable to us by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to us by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at June 30, 2006 was $26.7 billion compared to $24.2 billion at December 31, 2005. Local liabilities at June 30, 2006 in Asia Pacific and Latin America were $14.9 billion and $11.8 billion, of which $7.3 billion were in Hong Kong, $6.2 billion in Brazil, $4.8 billion in Singapore, $1.8 billion in Argentina $1.7 billion in Chile, $1.4 billion in Mexico, $987 million in Korea, $789 million in Uruguay, and $578 million in India. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $3.0 billion in China Construction Bank.
(8)	Other Asia Pacific, Other Latin America, and Central and Eastern Europe include countries each with total foreign exposure of less than $300 million.
(9)	Securities/Other Investments include an investment of $2.1 billion in Grupo Financiero Santander Serfin.
(10)	The Corporation has risk mitigation instruments associated with certain exposures for Brazil, including structured trade-related transfer risk mitigation of $788 million and $830 million, third party funding of $111 million and $313 million, and linked certificates of deposit of $9 million and $59 million at June 30, 2006 and December 31, 2005. The resulting total foreign exposure net of risk mitigation was $1.7 billion and $2.3 Billion at June 30, 2006 and December 31, 2005.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	41

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	June 30 2006	March 31 2006	December 31 2005	September 30 2005	June 30 2005
Residential mortgage	$537	$538	$570	$493	$494
Home equity lines	134	121	117	88	75
Direct/Indirect consumer	35	34	37	32	33
Other consumer	99	92	61	75	76

Total consumer	805	785	785	688	678

Commercial - domestic	606	631	581	641	662
Commercial real estate	59	72	49	44	60
Commercial lease financing	43	53	62	61	282
Commercial - foreign	54	43	34	64	88

Total commercial	762	799	726	810	1,092

Total nonperforming loans and leases	1,567	1,584	1,511	1,498	1,770
Nonperforming securities(1)	—	—	—	—	14
Foreclosed properties	74	96	92	99	111

Total nonperforming assets(2)	$1,641	$1,680	$1,603	$1,597	$1,895

Loans past due 90 days or more and still accruing	$2,433	$1,924	$1,455	$1,417	$1,235
Nonperforming assets / Total assets	0.11%	0.12%	0.12%	0.13%	0.15%
Nonperforming assets / Total loans, leases and foreclosed properties	0.25	0.27	0.28	0.29	0.36
Nonperforming loans and leases / Total loans and leases	0.23	0.26	0.26	0.27	0.33

Allowance for credit losses:
Allowance for loan and lease losses	$9,080	$9,067	$8,045	$8,326	$8,319
Reserve for unfunded lending commitments	395	395	395	390	383

Total	$9,475	$9,462	$8,440	$8,716	$8,702

Allowance for loan and lease losses / Total loans and leases	1.36%	1.46%	1.40%	1.50%	1.57%
Allowance for loan and lease losses / Total nonperforming loans and leases	579	572	532	556	470

Commercial utilized criticized exposure	$7,246	$7,262	$7,527	$7,632	$7,731
Commercial utilized criticized exposure / Commercial utilized credit exposure(3)	2.17%	2.26%	2.42%	2.57%	2.67%

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	The decline in nonperforming securities was primarily driven by an exchange of nonperforming securities for performing securities in Argentina that resulted from the completion of a government-mandated securities exchange program.
(2)	Balances do not include $114 million, $84 million, $69 million, $114 million and $73 million of nonperforming commercial assets, primarily commercial loans held-for-sale, included in Other Assets at June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005, respectively.
(3)	Ratios have been restated to reflect the reduction of cash collateral applied from Derivative Assets that are being included in total commercial utilized credit exposure.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	42

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Second Quarter 2006(1)		First Quarter 2006 (1)		Fourth Quarter 2005		Third Quarter 2005		Second Quarter 2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$14	0.03%	$10	0.02%	$5	0.01%	$7	0.02%	$11	0.03%
Credit card - domestic	723	4.46	634	3.77	1,366	9.53	772	5.55	774	5.91
Credit card - foreign	57	2.72	19	0.94	—	—	—	—	—	—
Home equity lines	12	0.07	9	0.05	7	0.04	9	0.06	9	0.07
Direct/Indirect consumer	103	0.73	79	0.58	81	0.69	60	0.50	46	0.43
Other consumer	75	2.80	42	1.67	118	7.06	58	3.42	43	2.48

Total consumer	984	0.97	793	0.82	1,577	1.79	906	1.06	883	1.09

Commercial - domestic	50	0.14	52	0.14	97	0.28	54	0.17	(7)	(0.02)
Commercial real estate	1	—	(1)	(0.01)	(3)	(0.03)	2	0.02	1	0.01
Commercial lease financing	(17)	(0.33)	(23)	(0.45)	(12)	(0.25)	209	4.06	9	0.19
Commercial - foreign	5	0.08	1	0.01	(11)	(0.21)	(26)	(0.55)	(6)	(0.15)

Total commercial	39	0.07	29	0.05	71	0.13	239	0.47	(3)	(0.01)

Total net charge-offs	$1,023	0.65	$822	0.54	$1,648	1.16	$1,145	0.84	$880	0.68

By Business Segment:
Global Consumer and Small Business Banking	$981	2.10%	$763	1.65%	$1,535	4.08%	$887	2.42%	$861	2.44%
Global Corporate and Investment Banking	62	0.10	50	0.09	87	0.15	240	0.44	(5)	(0.01)
Global Wealth and Investment Management	(43)	(0.29)	—	—	(1)	(0.01)	(1)	(0.01)	5	0.04
All Other	23	0.06	9	0.03	27	0.09	19	0.06	19	0.07

Total net charge-offs	$1,023	0.65	$822	0.54	$1,648	1.16	$1,145	0.84	$880	0.68

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $7 million and $71 million, credit card - foreign $6 million and $38 million, direct/indirect consumer $7 million and $60 million, other consumer $3 million and $28 million and commercial - domestic $4 million and $13 million for the quarters ended June 30, 2006 and March 31, 2006. Refer to Exhibit A on page 45 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	43

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Six Months Ended June 30
	2006(1)		2005
	Amount	Percent	Amount	Percent
Residential mortgage	$24	0.03%	$15	0.02%
Credit card - domestic	1,357	4.11	1,514	5.88
Credit card - foreign	76	1.83	—	—
Home equity lines	21	0.06	15	0.06
Direct/Indirect consumer	182	0.66	107	0.51
Other consumer	117	2.25	99	2.81

Total consumer	1,777	0.90	1,750	1.08

Commercial - domestic	102	0.14	19	0.03
Commercial real estate	—	—	1	—
Commercial lease financing	(40)	(0.39)	34	0.34
Commercial - foreign	6	0.05	(35)	(0.40)

Total commercial	68	0.06	19	0.02

Total net charge-offs	$1,845	0.59	$1,769	0.68

By Business Segment:
Global Consumer and Small Business Banking	$1,744	1.88%	$1,679	2.41%
Global Corporate and Investment Banking	112	0.09	34	0.03
Global Wealth and Investment Management	(43)	(0.15)	5	0.02
All Other	32	0.05	51	0.08

Total net charge-offs	$1,845	0.59	$1,769	0.68

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $78 million, credit card - foreign $44 million, direct/indirect consumer $67 million, other consumer $31 million and commercial - domestic $17 million for the six months ended June 30, 2006. Refer to Exhibit A on page 45 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	44

Exhibit A

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Net Charge-offs and Net Charge-off Ratios As Reported(1)

	Year-to-Date June 30, 2006			Second Quarter 2006			First Quarter 2006
(Dollars in millions)	Amount	Average Outstanding Loans and Leases	Percent	Amount	Average Outstanding Loans and Leases	Percent	Amount	Average Outstanding Loans and Leases	Percent
Residential mortgage	$24	$191,046	0.03%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	1,357	66,566	4.11	723	64,980	4.46	634	68,169	3.77
Credit card - foreign	76	8,354	1.83	57	8,305	2.72	19	8,403	0.94
Home equity lines	21	65,698	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	182	55,875	0.66	103	56,715	0.73	79	55,025	0.58
Other consumer	117	10,581	2.25	75	10,804	2.80	42	10,357	1.67

Total consumer	1,777	398,120	0.90	984	405,214	0.97	793	390,948	0.82

Commercial - domestic	102	146,580	0.14	50	148,445	0.14	52	144,693	0.14
Commercial real estate	—	36,713	—	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(40)	20,705	(0.39)	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	6	23,745	0.05	5	24,345	0.08	1	23,139	0.01

Total commercial	68	227,743	0.06	39	230,435	0.07	29	225,020	0.05

Total net charge-offs	$1,845	$625,863	0.59	$1,023	$635,649	0.65	$822	$615,968	0.54

Impact of SOP 03-3(2)
Residential mortgage	$—			$—			$—
Credit card - domestic	78			7			71
Credit card - foreign	44			6			38
Home equity lines	—			—			—
Direct/Indirect consumer	67			7			60
Other consumer	31			3			28

Total consumer	220			23			197

Commercial - domestic	17			4			13
Commercial real estate	—			—			—
Commercial lease financing	—			—			—
Commercial - foreign	—			—			—

Total commercial	17			4			13

Total net charge-offs	$237			$27			$210

Net Charge-offs and Net Charge-off Ratios
Excluding the Impact of SOP 03-3
Residential mortgage	$24	$191,046	0.03%	$14	$197,228	0.03%	$10	$184,796	0.02%
Credit card - domestic	1,435	66,566	4.35	730	64,980	4.50	705	68,169	4.19
Credit card - foreign	120	8,354	2.90	63	8,305	3.02	57	8,403	2.77
Home equity lines	21	65,698	0.06	12	67,182	0.07	9	64,198	0.05
Direct/Indirect consumer	249	55,875	0.90	110	56,715	0.77	139	55,025	1.02
Other consumer	148	10,581	2.85	78	10,804	2.93	70	10,357	2.76

Total consumer	1,997	398,120	1.01	1,007	405,214	1.00	990	390,948	1.03

Commercial - domestic	119	146,580	0.16	54	148,445	0.15	65	144,693	0.18
Commercial real estate	—	36,713	—	1	36,749	—	(1)	36,676	(0.01)
Commercial lease financing	(40)	20,705	(0.39)	(17)	20,896	(0.33)	(23)	20,512	(0.45)
Commercial - foreign	6	23,745	0.05	5	24,345	0.08	1	23,139	0.01

Total commercial	85	227,743	0.08	43	230,435	0.07	42	225,020	0.08

Total net charge-offs	$2,082	$625,863	0.67	$1,050	$635,649	0.66	$1,032	$615,968	0.68

(1)	Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.
(2)	The impact of SOP 03-3 on average outstanding loans and leases for the three months ended June 30, 2006 and March 31, 2006, and the six months ended June 30, 2006 was immaterial.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.	45